Matthews Asia Funds | First Quarter Report

March 31, 2011 | matthewsasia.com

ASIA GROWTH AND INCOME STRATEGIES

Matthews Asian Growth and Income Fund

Matthews Asia Dividend Fund

Matthews China Dividend Fund

ASIA GROWTH STRATEGIES

Matthews Asia Pacific Fund

Matthews Pacific Tiger Fund

Matthews China Fund

Matthews India Fund

Matthews Japan Fund

Matthews Korea Fund

ASIA SMALL COMPANY STRATEGY

Matthews Asia Small Companies Fund

ASIA SPECIALTY STRATEGY

Matthews Asia Science and Technology Fund

1Q

Performance and Expenses

Through March 31, 2011

Institutional Class Shares were first offered on October 29, 2010. For performance since that date, please see each Fund's performance table in the report. Performance for the Institutional Class Shares prior to its inception is based on the performance of the Investor Class. The Institutional and Investor Classes would have substantially similar returns because the shares are invested in the same portfolio of securities and the annual returns would only differ to the extent that the classes do not have the same expenses.

			Average Annual Total Return			2010 Gross Annual	2009 Gross Annual
	Inception Date	1 year	5 years	10 years	Since Inception	Operating Expenses[1]	Operating Expenses
Matthews Asian Growth & Income Fund
Investor Class (MACSX)	9/12/94	14.59%	10.10%	15.26%	11.48%	1.13%	1.18%
Institutional Class (MICSX)	10/29/10	14.63%	10.11%	15.26%	11.48%	0.93%	n.a.
Matthews Asia Dividend Fund
Investor Class (MAPIX)	10/31/06	11.75%	n.a.	n.a.	12.82%	1.14%	1.28%
After Fee Waiver, Reimbursement and Recoupment						1.15%[2]	1.30%[2]
Institutional Class (MIPIX)	10/29/10	11.75%	n.a.	n.a.	12.82%	1.02%	n.a.
Matthews China Dividend Fund
Investor Class (MCDFX)	11/30/09	18.09%	n.a.	n.a.	17.11%	1.95%	10.05%
After Fee Waiver, Reimbursement and Recoupment						1.50%[3]	1.50%[3]
Institutional Class (MICDX)	10/29/10	18.23%	n.a.	n.a.	17.21%	1.24%	n.a.
Matthews Asia Pacific Fund
Investor Class (MPACX)	10/31/03	15.80%	6.65%	n.a.	11.35%	1.19%	1.28%
Institutional Class (MIAPX)	10/29/10	15.86%	6.66%	n.a.	11.36%	0.99%	n.a.
Matthews Pacific Tiger Fund
Investor Class (MAPTX)	9/12/94	18.19%	12.55%	16.86%	9.68%	1.09%	1.13%
Institutional Class (MIPTX)	10/29/10	18.29%	12.57%	16.87%	9.69%	0.95%	n.a.
Matthews China Fund
Investor Class (MCHFX)	2/19/98	11.33%	19.48%	17.66%	13.33%	1.15%	1.21%
Institutional Class (MICFX)	10/29/10	11.45%	19.50%	17.67%	13.34%	0.97%	n.a.
Matthews India Fund
Investor Class (MINDX)	10/31/05	14.84%	11.80%	n.a.	17.25%	1.18%	1.27%
Institutional Class (MIDNX)	10/29/10	14.89%	11.81%	n.a.	17.26%	0.99%	n.a.
Matthews Japan Fund
Investor Class (MJFOX)	12/31/98	12.21%	-6.14%	1.35%	4.07%	1.30%	1.31%
Institutional Class (MIJFX)	10/29/10	12.30%	-6.13%	1.36%	4.08%	1.08%	n.a.
Matthews Korea Fund
Investor Class (MAKOX)	1/3/95	25.56%	4.76%	19.73%	6.00%	1.21%	1.30%
Institutional Class (MIKOX)	10/29/10	25.56%	4.76%	19.73%	6.00%	0.91%	n.a.
Matthews Asia Small Companies Fund
Investor Class (MSMLX)	9/15/08	25.90%	n.a.	n.a.	34.44%	1.59%	2.09%
After Fee Waiver, Reimbursement and Recoupment						1.63%[4]	2.00%[4]
Matthews Asia Science and Technology Fund
Investor Class (MATFX)	12/27/99	18.80%	7.16%	9.46%	0.48%	1.26%	1.40%

1  Gross annual operating expenses for Institutional Class Shares are annualized.

2  The Advisor has contractually agreed to waive Matthews Asia Dividend Fund's fees and reimburse expenses until at least April 30, 2012 to the extent needed to limit total annual operating expenses to 1.50%.

3  The Advisor has contractually agreed to waive Matthews China Dividend Fund's fees and reimburse expenses until at least November 30, 2012 to the extent needed to limit total annual operating expenses to 1.50%.

4  The Advisor has contractually agreed to waive Matthews Asia Small Companies Fund's fees and reimburse expenses until at least April 30, 2012 to the extent needed to limit total annual operating expenses to 2.00%.

Investor Disclosure

Past Performance: All performance quoted in this report is past performance and is no guarantee of future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. If certain of the Funds' fees and expenses had not been waived, returns would have been lower. For the Funds' most recent month-end performance, please call 800.789.ASIA (2742) or visit matthewsasia.com.

Investment Risk: Mutual fund shares are not deposits or obligations of, or guaranteed by, any depositary institution. Shares are not insured by the FDIC, Federal Reserve Board or any government agency and are subject to investment risks, including possible loss of principal amount invested. Investing in international markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. In addition, single-country and sector funds may be subject to a higher degree of market risk than diversified funds because of concentration in a specific industry, sector or geographic location. Investing in small and mid-size companies is more risky than investing in large companies as they may be more volatile and less liquid than larger companies. Please see the Funds' prospectus and Statement of Additional Information for more risk disclosure.

Contents

Messages to Shareholders	2

Manager Commentaries, Fund Characteristics and Schedules of Investments:

ASIA GROWTH AND INCOME STRATEGIES

Matthews Asian Growth and Income Fund	4

Matthews Asia Dividend Fund	9

Matthews China Dividend Fund	14

ASIA GROWTH STRATEGIES

Matthews Asia Pacific Fund	19

Matthews Pacific Tiger Fund	23

Matthews China Fund	27

Matthews India Fund	31

Matthews Japan Fund	35

Matthews Korea Fund	39

ASIA SMALL COMPANY STRATEGY

Matthews Asia Small Companies Fund	43

ASIA SPECIALTY STRATEGY

Matthews Asia Science and Technology Fund	47

Notes to Schedules of Investments	50

Disclosures and Index Definitions	56

This report has been prepared for Matthews Asia Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Matthews Asia Funds prospectus, which contains more complete information about the Funds' investment objectives, risks and expenses. Additional copies of the prospectus may be obtained at matthewsasia.com. Please read the prospectus carefully before you invest or send money.

The views and opinions in this report were current as of March 31, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Fund's future investment intent.

Statements of fact are from sources considered reliable, but neither the Funds nor the Investment Advisor makes any representation or guarantee as to their completeness or accuracy.

Matthews Asia Funds are distributed by:

BNY Mellon Distributors Inc. | 760 Moore Road | King of Prussia, PA 19406

"We remain true to our philosophy of finding good companies that will grow over a sustained period of time and we find fewer such candidates in the cyclical industries like materials and energy than we do in health care, consumer-facing and financial sectors."

Message to Shareholders
from the Investment Advisor

Dear Fellow Shareholders,

The first quarter of 2011 certainly gave investors in Asia's markets much to talk about. Rising inflation challenged policymakers and central bankers. Political unrest in North Africa and the Middle East brought comparisons between political systems in that region and in Asia. The earthquake and tsunami in Japan, and subsequent nuclear disaster roiled markets. Whilst this may appear like a litany of troubles for the region, the actual impact of these events will probably turn out either to be much less severe than at first feared or, in some cases, may even be positive. Despite the volatility, regional indices ended the quarter slightly higher than at the end of 2010, although this return masked some reasonably large disparities in performance between sectors.

The "Jasmine Revolution" in the Middle East and North Africa spurred numerous questions during the quarter about the possibility of similar revolutions in Asia. The natural logic seems to be that if people are oppressed, they will revolt against that oppression. And yet there are many steps in such a revolution. For example, was it really a spontaneous eruption of people or were there political parties backing and organizing the movement?

Do similar conditions exist in Asia? China is often put forward as a nation that lives under a communist dictatorship. Yet, as someone who has lived there, I can say that, aside from obvious controls on media, the state is actually not very obtrusive on people's daily lives. In addition, incomes have been rising rapidly since the regime opened the country to the outside world and to capitalistic production and distribution methods. Nor are there obvious fissures in the political elites—gone are the deep generational differences between octogenarian revolutionaries and middle-aged technocrats.

While nations such as Indonesia and India have had to adjust to living with terrorism (much as the U.K. did for much of the past century), they have recently exhibited much more stable political regimes. Two areas of more immediate concern in Asia remain—the unstable and unpredictable regime of North Korea and the divided politics of Thailand. Tensions in both these countries seem to have died down substantially, however, they are apt to recur at any time with little or no warning.

Focus on Inflation

Most of the attention focused on inflation during the quarter centered on headline rates of inflation (including food and energy) rather than core rates of inflation. And for the most part, people focused on policy risks in terms of rising interest rates in light of higher inflation. There are a few technical issues that are worth mentioning here. First, food and energy prices are quite volatile. When central banks think about inflation, they think about sustained rates of inflation over time and will not necessarily raise rates to deal with food and energy prices alone. Second, if the prices of goods and wages are rising together, this can mean that while costs for companies are rising, many companies will also see demand for their products and services go up too. Higher wages mean higher purchasing power. Indeed, the costs to an economy of a somewhat higher rate of inflation—if inflation affects all prices simultaneously—are quite hard to pin down in theory. Third, even if interest rates rise in such an environment, the real rate of interest that a company faces may be unchanged. So, why should I care if I am paying 1% more on my borrowings if the prices of my goods are rising by 1% too?

2 MATTHEWS ASIA FUNDS

For some countries, inflation may have a positive effect—particularly if demand is sluggish, the workforce underemployed and the banking sector caught in a liquidity trap. (Japan may be such an economy.) Here, sustained higher rates of inflation may lead to lower real interest rates and that could spur both consumption and investment.

Indeed, there are some prices that seem likely to be high and sustained—among these, wages in the region, specifically China, appear to be headed higher as a deliberate policy on the part of the government to achieve a rebalancing of global demand. This would otherwise be realized through appreciating exchange rates against the U.S. dollar. Wage increases seem destined to exert a potentially larger and longer-term impact on investment opportunities than more cyclical food and energy prices. They would seem to call for an acceleration of automating manufacturing processes to replace (more expensive) people with (relatively less expensive) machines. They also would create a profitable opportunity for consumer businesses that are able to pass through increased costs to the end consumer.

Implications Related to Japan

Rather than dwell upon the details of recent events in Japan, I would like to make one general comment. While big, terrifying events may have long-lasting effects on markets, their effects may not be as long-lasting and impactful as the size of the event might suggest. On the other hand, events that may slip by almost unnoticed (one new policy here or a change to a tax law there) in any country may actually leave very large effects. Meanwhile, an earthquake and tsunami of the scale seen in Japan are, by their own awesome power, expected to have equally large effects. However, over time they may be seen as less consequential. Undoubtedly, there are implications for the global manufacturing supply chains and potentially severe environmental impacts from the ongoing nuclear crisis. Much of the physical damage will take years to correct; however, in the scale of Japan's large economy, the effects are not large. The actions of the stock market, too, suggested that there is much value in Japan at current levels as the market first fell in shock and then quickly rebounded. For our portfolios, tactically, this meant that there was little opportunity for short-term trading to take advantage of the temporarily depressed prices. It also means that the key for our investment team going forward is to stick to our process for selecting good companies rather than to obsess about long-term, quake-related implications that may never materialize.

The events of the quarter did have one notable effect on most of our portfolios. Conflict in the Middle East, rising inflation and worries over the long-term viability of nuclear power all contributed to a rise in the prices of equities related to the fossil fuels industries. Our Funds tend to hold far less in the materials sector than their benchmarks, which tend to have large weightings in this sector, and also in energy. This dynamic can be a key area of relative performance risk for the Funds. Added to this was weaker performance from the health care and consumer industries and underperformance of smaller-capitalization companies. Consequently, when measured against the popular regional benchmarks, the performance of our Funds struggled. These trends were the opposite of the tailwinds that had helped our performance in 2010, and because markets go through cycles, some reversal of fortunes was to be expected. It bears repeating, then, that we remain true to our philosophy of finding good companies that will grow over a sustained period of time and we find fewer such candidates in the cyclical industries like materials and energy than we do in health care, consumer-facing and financial sectors, to name a few. We will also often find such opportunities for sustained growth outside of the large-capitalization businesses. Nevertheless, we sincerely believe that this philosophy is the best way to add value over time.

Before closing, I would like to inform you that during the quarter, Jesper Madsen, CFA, and I became the Co-Lead Managers of the Matthews Asian Growth and Income Fund. Jesper and I have played key roles in the management of this Fund in the past. I began serving as Co-Manager of Fund in April 2009. Jesper began his career at Matthews in 2004 as a research analyst supporting the Matthews Asian Growth and Income strategy. Jesper also serves as Lead Manager of the Matthews Asia Dividend and Matthews China Dividend Funds. The Matthews Asian Growth and Income Fund's former Lead Manager, Andrew Foster, left Matthews to pursue other opportunities. Jesper and I are honored to serve as Co-Lead Managers of the Fund and look forward to continuing the pursuit of long-term, risk-adjusted growth, while providing some current income, for Fund shareholders.

We thank you for your continued support, particularly during sometimes volatile climates. As always, it is a privilege to serve as your investment advisor.

Robert J. Horrocks, PhD
Chief Investment Officer
Matthews International Capital Management, LLC

matthewsasia.com | 800.789.ASIA 3

ASIA GROWTH AND INCOME STRATEGIES

PORTFOLIO MANAGERS

Robert J. Horrocks, PhD

Lead Manager

Jesper O. Madsen, CFA

Lead Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MACSX	MICSX
CUSIP	577130206	577130842
Inception	9/12/94	10/29/10
NAV	$18.06	$18.06
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.13%	0.93%

Portfolio Statistics

Total # of Positions	82
Net Assets	$3.8 billion
Weighted Average Market Cap	$20.7 billion
Portfolio Turnover	19.84%[2]

Benchmark

MSCI AC Asia ex Japan Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation. The Fund also seeks to provide some current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying equity securities and the convertible securities, of any duration or quality, of companies located in Asia.

1  Gross expense ratio for Institutional Class is annualized. Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2010 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary

For the quarter ending March 31, 2011, the Matthews Asian Growth and Income Fund returned 0.11% (Investor and Institutional Class), while its benchmark, the MSCI All Country Asia ex Japan Index, gained 1.22%. However, during the quarter, the Fund fell by as much as 5% as there were market concerns over inflation, raw material costs, wage hikes and the disaster in Japan. Given that markets, at their worst point, were down about 8%, the Fund's absolute performance was achieved with lower volatility than the market.

The Fund continues to focus on offering participation in the growth of the region with a determination to cushion downside volatility. We seek to achieve this by targeting dividend-paying companies that have solid balance sheets and are backed by tangible assets. In addition, convertible bonds have been used to similar effect, where we have judged their relative valuations, credit quality and equity sensitivities to provide the right mix of risk and return.

The portfolio's allocation to convertible bonds has been decreasing over the past year. The Asian convertible bond universe as a whole yields around 1.2% and many bonds are quite equity sensitive. Convertibles are not currently offering enough yield or downside protection to be particularly attractive at the moment, compared to higher-yielding common stocks. During the quarter, some of the Fund's convertible holdings were converted into common shares, and additionally, several convertible bonds in the portfolio will mature over the coming months. Absent more attractive valuations or new issuances emerging in the market for the remainder of the year, the convertible portion of the portfolio may decrease even further.

In general, stock selection was a positive contributor to the relative return of the portfolio. However, one area where this was demonstrably not so was in the financial sector, specifically Chinese banks. During the past two years of aggressive stimulus by the Chinese government and subsequent monetary tightening, China has leaned heavily on banks to increase the quantity of the loans extended to corporate and local governments with, we suspect, less than the usual scrutiny for the credit quality of the projects being implemented. Thereafter, the government tried to use administrative methods to rein in the economy. During the first quarter, it became apparent that the pace of new policy restraints on the banks might be slowing and that credit could begin to flow more freely. Equities of Chinese banks, which had been among the cheapest in regional markets for some time, started to perform well. Despite the improvement in operating conditions for the banks and subdued levels of nonperforming loans on their books, the threat of a gradually worsening nonperforming loan cycle has not disappeared. In addition, recent dividend payouts by the sector appear to have been sustained, at least in part, by recent capital raisings. This is essentially taking with one hand to give back with the other. Whereas they may be appropriate investments for other portfolios which are able to take on a different risk and return profile, this Fund, remaining true to its philosophy, maintains a zero weighting in this area, preferring to concentrate on stocks with more transparent balance sheets and stable dividends.

We are honored to serve as Co-Lead Managers of the Fund and look forward to continuing the pursuit of long-term, risk-adjusted growth, while providing some current income, for our shareholders. As always, thank you for your investment.

Closed to most new investors as of January 7, 2011.

4 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF MARCH 31, 2011

Institutional Class Shares were first offered on October 29, 2010. Performance since that date was 2.61%. Performance for the Institutional Class shares prior to its inception is based on the performance of the Investor Class. The Institutional and Investor Classes would have substantially similar returns because the shares are invested in the same portfolio of securities and the annual returns would only differ to the extent that the classes do not have the same expenses.

				Average Annual Total Returns
	Inception Date	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception
Investor Class (MACSX)	9/12/94	0.11%	14.59%	6.18%	10.10%	15.26%	11.48%
Institutional Class (MICSX)	10/29/10	0.11%	14.63%	6.20%	10.11%	15.26%	11.48%
MSCI AC Asia ex Japan Index[3]		1.22%	19.80%	5.32%	11.44%	13.99%	4.56%[4]
Lipper Pacific Region Funds Category Average[5]		-1.17%	10.60%	0.42%	2.84%	8.88%	4.17%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY

	2011			2010
	June	December	Total	June	December	Total
Investor Class (MACSX)	n.a	n.a	n.a	$0.19	$0.28	$0.47
Institutional Class (MICSX)	n.a	n.a	n.a	—	$0.29	$0.29

Note: This table does not include capital gains distributions. Institutional Class Shares were first offered on October 29, 2010. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

1.56% (Investor Class) 1.83% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 3/31/11, expressed as an annual percentage rate based on the Fund's share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 3.51%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividend paid per share during the last 12 months divided by the current price. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 56 for index definitions.

4  Calculated from 8/31/94.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

matthewsasia.com | 800.789.ASIA 5

Matthews Asian Growth and Income Fund  March 31, 2011

TOP TEN HOLDINGS6

	Country	% of Net Assets
Singapore Technologies Engineering, Ltd.	Singapore	3.7%
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	3.0%
Keppel Corp., Ltd.	Singapore	2.9%
PTT Public Co., Ltd.	Thailand	2.8%
HSBC Holdings PLC	United Kingdom	2.7%
Telstra Corp., Ltd.	Australia	2.7%
CLP Holdings, Ltd.	China/Hong Kong	2.6%
China Petroleum & Chemical Corp. (Sinopec), Cnv., 0.000%, 04/24/2014	China/Hong Kong	2.6%
Hisamitsu Pharmaceutical Co., Inc.	Japan	2.6%
AMMB Holdings BHD	Malaysia	2.2%
% OF ASSETS IN TOP TEN		27.8%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

COUNTRY ALLOCATION (%)7

China/Hong Kong	26.4
Singapore	15.5
Japan	9.4
South Korea	8.7
Malaysia	7.0
India	6.9
Taiwan	6.1
Thailand	6.0
Australia	3.9
United Kingdom	2.7
Vietnam	2.6
Indonesia	2.0
Philippines	1.2
Cash and Other Assets, Less Liabilities	1.6

SECTOR ALLOCATION (%)

Financials	27.6
Telecommunication Services	14.8
Industrials	14.7
Information Technology	11.0
Consumer Discretionary	7.6
Utilities	6.6
Energy	5.4
Consumer Staples	4.8
Health Care	4.4
Non Classified	0.9
Materials	0.6
Cash and Other Assets, Less Liabilities	1.6

7  Australia, United Kingdom and Japan are not included in the MSCI All Country Asia ex Japan Index.

BREAKDOWN BY SECURITY TYPE (%)8,9

Common Equities	77.1
Convertible Bonds	16.4
Preferred Equities	2.7
Corporate Bonds	1.2
Government Bonds	0.9
Warrants	0.3
Cash and Other Assets, Less Liabilities	1.6

MARKET CAP EXPOSURE (%)8

Large Cap (over $5B)	57.8
Mid Cap ($1B–$5B)	31.7
Small Cap (under $1B)	8.0
Non-Classified	0.9
Cash and Other Assets, Less Liabilities	1.6

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

9  Bonds are not included in the MSCI All Country Asia ex Japan Index.

6 MATTHEWS ASIA FUNDS

Matthews Asian Growth and Income Fund  March 31, 2011

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 77.0%

	Shares	Value
CHINA/HONG KONG: 19.0%
CLP Holdings, Ltd.	12,521,700	$101,228,083
China Pacific Insurance Group Co., Ltd. H Shares	20,355,800	85,475,071
Hang Lung Properties, Ltd.	19,139,920	83,947,162
Hang Seng Bank, Ltd.	4,980,500	80,474,340
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	23,340,000	66,591,252
Television Broadcasts, Ltd.	8,897,000	52,146,965
China Communications Services Corp., Ltd. H Shares	81,748,000	49,718,912
Vitasoy International Holdings, Ltd.†	51,771,000	42,247,686
Citic Telecom International Holdings, Ltd.†	132,231,000	42,103,127
China Mobile, Ltd. ADR	905,500	41,870,320
VTech Holdings, Ltd.	3,505,300	39,749,089
Inspur International, Ltd.†	299,510,000	18,654,288
I-CABLE Communications, Ltd.[b]†	125,772,000	12,909,539
SinoCom Software Group, Ltd.†	87,928,000	9,495,677
Total China/Hong Kong		726,611,511
SINGAPORE: 12.0%
Singapore Technologies Engineering, Ltd.	54,104,125	139,928,161
Keppel Corp., Ltd.	11,469,000	111,914,875
Ascendas REIT[a]	46,625,000	71,759,223
ARA Asset Management, Ltd.	25,801,000	36,025,196
Singapore Post, Ltd.	38,209,000	35,162,586
Hong Leong Finance, Ltd.	14,950,000	34,395,081
Cerebos Pacific, Ltd.[b]	7,740,000	31,868,782
Total Singapore		461,053,904
JAPAN: 9.4%
Hisamitsu Pharmaceutical Co., Inc.	2,483,600	100,174,056
Rohm Co., Ltd.	1,229,100	76,984,984
Japan Real Estate Investment Corp., REIT	8,039	76,060,267
Hamamatsu Photonics, K.K.	1,664,700	65,943,574
Trend Micro, Inc.	1,591,100	42,369,398
Total Japan		361,532,279
MALAYSIA: 6.4%
AMMB Holdings BHD	40,175,100	86,087,131
PLUS Expressways BHD	44,171,359	65,336,422
Axiata Group BHD[b]	30,634,423	48,448,662
Telekom Malaysia BHD	20,245,551	27,005,209
YTL Power International BHD	25,295,218	19,208,915
Total Malaysia		246,086,339
TAIWAN: 6.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	25,673,187	61,636,951
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,420,624	53,843,200
Chunghwa Telecom Co., Ltd. ADR	1,277,525	39,807,679
Cathay Financial Holding Co., Ltd.	22,598,902	37,310,686
Taiwan Hon Chuan Enterprise Co., Ltd.	9,282,000	23,294,564
CyberLink Corp.†	5,990,128	18,394,184
Total Taiwan		234,287,264
	Shares	Value
THAILAND: 6.0%
PTT Public Co., Ltd.	9,111,400	$106,643,597
Land & Houses Public Co., Ltd. NVDR	200,090,300	45,978,760
BEC World Public Co., Ltd.	30,807,800	34,378,021
Glow Energy Public Co., Ltd.	21,887,400	30,394,141
Thai Reinsurance Public Co., Ltd. NVDR	46,777,735	9,666,419
Thai Reinsurance Public Co., Ltd.	9,066,665	1,873,588
Total Thailand		228,934,526
SOUTH KOREA: 5.2%
S1 Corp.	938,615	48,173,595
KT Corp. ADR	2,089,505	40,808,033
GS Home Shopping, Inc.	298,935	37,171,005
SK Telecom Co., Ltd.	217,662	32,442,442
SK Telecom Co., Ltd. ADR	1,534,333	28,860,804
Daehan City Gas Co., Ltd.	368,640	9,594,487
Total South Korea		197,050,366
AUSTRALIA: 3.9%
Telstra Corp., Ltd.	34,977,088	102,023,612
David Jones, Ltd.	9,295,460	45,670,150
Total Australia		147,693,762
UNITED KINGDOM: 2.7%
HSBC Holdings PLC ADR	1,980,333	102,581,249
Total United Kingdom		102,581,249
INDONESIA: 2.0%
PT Telekomunikasi Indonesia ADR	1,153,600	38,737,888
PT Perusahaan Gas Negara	86,186,000	38,601,826
Total Indonesia		77,339,714
VIETNAM: 1.7%
Baoviet Holdings	10,333,281	36,183,404
Vietnam Dairy Products JSC	2,853,120	12,337,375
Kinh Do Corp.	5,165,000	10,414,598
FPT Corp.	3,181,770	7,627,002
Total Vietnam		66,562,379
INDIA: 1.4%
Oriental Bank of Commerce	6,242,852	54,463,092
Total India		54,463,092
PHILIPPINES: 1.2%
Globe Telecom, Inc.	2,165,510	44,457,820
Total Philippines		44,457,820
TOTAL COMMON EQUITIES		2,948,654,205
(Cost $2,464,672,195)

matthewsasia.com | 800.789.ASIA 7

Matthews Asian Growth and Income Fund  March 31, 2011

Schedule of Investmentsa (unaudited) (continued)

PREFERRED EQUITIES: 2.7%

	Shares	Value
SOUTH KOREA: 2.7%
Samsung Fire & Marine Insurance Co., Ltd., Pfd.[b]	515,311	$41,292,526
Hyundai Motor Co., Ltd., Pfd.	541,280	32,567,100
Hyundai Motor Co., Ltd., 2nd Pfd.	305,760	19,846,039
LG Household & Health Care, Ltd., Pfd.	121,855	9,108,993
Total South Korea		102,814,658
TOTAL PREFERRED EQUITIES		102,814,658
(Cost $48,826,622)

WARRANTS: 0.3%

INDIA: 0.3%
Housing Development Finance Corp., expires 08/23/12	3,875,750	13,075,605
Total India		13,075,605
TOTAL WARRANTS		13,075,605
(Cost $6,834,750)

INTERNATIONAL BONDS: 18.4%

	Face Amount
CHINA/HONG KONG: 7.4%
China Petroleum & Chemical Corp. (Sinopec), Cnv. 0.000%, 04/24/14	HKD	676,210,000	100,450,682
Hongkong Land CB 2005, Ltd., Cnv. 2.750%, 12/21/12		32,900,000	59,623,025
Power Regal Group, Ltd., Cnv. 2.250%, 06/02/14	HKD	234,020,000	37,719,443
Yue Yuen Industrial Holdings, Ltd., Cnv. 0.000%, 11/17/11	HKD	221,300,000	32,610,850
China High Speed Transmission Equipment Group Co., Ltd., Cnv. 0.000%, 05/14/11	CNY	183,900,000	30,462,782
PB Issuer No. 2, Ltd.,Cnv. 1.750%, 04/12/16		21,820,000	21,432,695
Total China/Hong Kong			282,299,477
INDIA: 5.2%
Tata Power Co., Ltd., Cnv. 1.750%, 11/21/14		48,600,000	54,796,500
Housing Development Finance Corp. 0.000%, 08/24/12	INR	1,800,000,000	44,403,633
Larsen & Toubro, Ltd., Cnv. 3.500%, 10/22/14		35,700,000	42,393,750
Sintex Industries, Ltd., Cnv. 0.000%, 03/13/13		26,900,000	30,733,250
Financial Technologies India, Ltd., Cnv. 0.000%, 12/21/11		20,114,000	28,260,170
Total India			200,587,303
	Face Amount		Value
SINGAPORE: 3.5%
CapitaLand, Ltd., Cnv. 3.125%, 03/05/18	SGD	67,000,000	$55,292,939
Wilmar International, Ltd., Cnv. 0.000%, 12/18/12		36,500,000	47,039,375
Olam International, Ltd., Cnv. 6.000%, 10/15/16		24,300,000	31,468,500
Total Singapore			133,800,814
VIETNAM: 0.9%
Socialist Republic of Vietnam 6.875%, 01/15/16		31,211,000	33,551,825
Total Vietnam			33,551,825
SOUTH KOREA: 0.8%
LG Uplus Corp., Cnv. 5.000%, 09/29/12		30,400,000	31,199,520
Total South Korea			31,199,520
MALAYSIA: 0.6%
Paka Capital, Ltd., Cnv. 0.000%, 03/12/13		22,300,000	22,634,500
Total Malaysia			22,634,500
TOTAL INTERNATIONAL BONDS			704,073,439
(Cost $652,313,336)
TOTAL INVESTMENTS: 98.4%			3,768,617,907
(Cost $3,172,646,903c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 1.6%			59,754,889
NET ASSETS: 100.0%			$3,828,372,796

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $3,177,046,131 and net unrealized appreciation consists of:

Gross unrealized appreciation	$661,041,153
Gross unrealized depreciation	(69,469,377)
Net unrealized appreciation	$591,571,776

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR  American Depositary Receipt

BHD  Berhad

CNY  Chinese Renminbi (Yuan)

Cnv.  Convertible

HKD  Hong Kong Dollar

INR  Indian Rupee

JSC  Joint Stock Co.

NVDR  Non-voting Depositary Receipt

Pfd.  Preferred

REIT  Real Estate Investment Trust

SGD  Singapore Dollar

See accompanying notes to schedules of investments.

8 MATTHEWS ASIA FUNDS

ASIA GROWTH AND INCOME STRATEGIES

PORTFOLIO MANAGERS

Jesper O. Madsen, CFA

Lead Manager

Yu Zhang, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MAPIX	MIPIX
CUSIP	577125107	577130750
Inception	10/31/06	10/29/10
NAV	$14.17	$14.16
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.14%	1.02%
After Fee Waiver, Reimbursement and Recoupment	1.15%	n.a.

Portfolio Statistics

Total # of Positions	74
Net Assets	$2.2 billion
Weighted Average Market Cap	$19.2 billion
Portfolio Turnover	10.48%[2]

Benchmark

MSCI AC Asia Pacific Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in income-paying equity securities of companies located in the Asia region.

1  Gross expense ratio for Institutional Class is annualized. The Advisor has contractually agreed to waive Matthews Asia Dividend Fund's fees and reimburse expenses until at least April 30, 2012 to the extent needed to limit total annual operating expenses to 1.50%. Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2010 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Dividend Fund

Portfolio Manager Commentary

For the quarter ending March 31, 2011, the Matthews Asia Dividend Fund declined –0.39% (Investor Class) and –0.42% (Institutional Class), while its benchmark, the MSCI All Country Asia Pacific Index, fell –0.65%. In March, the Fund distributed a quarterly dividend of 10.31 cents per share (Investor Class) and 10.79 cents per share (Institutional Class). We are pleased to announce that Yu Zhang, in recognition of his contributions to the strategy over the last four years, has been named Co-Manager of the Fund.

The first quarter of 2011 was yet again a testament to the fact that we live in a tumultuous and "noisy" world. The list of issues facing investors during the quarter spanned from economic troubles and political strife to natural disasters. Inflation also continued to apply pressure on central banks in the region as well as on companies facing rising input costs. Popular uprisings in North Africa and parts of the Middle East injected a new degree of uncertainty, resulting in higher oil prices. Japan was struck by a magnitude 9.0 earthquake on March 11, followed by a devastating tsunami that left more than 27,000 people dead or missing. During the days following the quake, Japanese equities sold off sharply as fear of a nuclear catastrophe loomed large. Smaller capitalization Japanese companies, which account for about 9.5% of the Fund, were particularly hard hit by the sell-off as investors indiscriminately sought liquidity. However, as panic selling subsided, the Fund's holdings recovered, for the most part, to pre-quake levels.

As a result of the earthquake, much of Japan's aging stock of petrochemical plants will have to be serviced with greater regularity. One portfolio holding that stands to benefit is Shinko Plantech, a Japanese small-capitalization company. The company's business spans engineering, construction and plant servicing, mainly for the petrochemical industry. Its maintenance business accounts for about 90% of revenues, and during the quarter, Shinko Plantech was the main contributor to Fund performance. We continue to monitor the outlook for dividend growth for our Japanese holdings and have not made significant changes to the portfolio's Japan exposure following the recent events.

As investors, it is essential to acknowledge what we can and cannot control. Portfolio managers can control allocations of capital in their investment strategies. But the price that equity markets are willing to pay for assets in a fund on any given day is uncontrollable. This may be stating the obvious, but given the increased focus on short-term performance, it is not clear that this separation is always remembered in the heat of battle. The Matthews Asia Dividend Fund seeks to invest with companies that can deliver an attractive combination of dividend growth and yield. Of the 48 Fund holdings that have declared a dividend during the past two quarters, 35 increased their dividends, while just four cut them. This resulted in a weighted average dividend growth rate of 16% year-over-year. What is important to us, as long-term investors, is this focus on dividend growth.

The first quarter of the year stressed the importance of maintaining a long-term approach to investing in a volatile world. Our focus on dividends allows us to be disciplined in filtering out the day-to-day "noise," and our purpose is clear: invest in companies that we believe have the ability to sustainably grow dividends, supporting long-term value creation for shareholders.

matthewsasia.com | 800.789.ASIA 9

PERFORMANCE AS OF MARCH 31, 2011

Institutional Class Shares were first offered on October 29, 2010. Performance since that date was 2.52%. Performance for the Institutional Class shares prior to its inception is based on the performance of the Investor Class. The Institutional and Investor Classes would have substantially similar returns because the shares are invested in the same portfolio of securities and the annual returns would only differ to the extent that the classes do not have the same expenses.

				Average Annual Total Returns
	Inception Date	3 Months	1 Year	3 Years	Since Inception
Investor Class (MAPIX)	10/31/06	-0.39%	11.75%	11.33%	12.82%
Institutional Class (MIPIX)	10/29/10	-0.42%	11.75%	11.33%	12.82%
MSCI AC Asia Pacific Index[3]		-0.65%	11.36%	1.73%	3.10%
Lipper Pacific Region Funds Category Average[4]		-1.17%	10.60%	0.42%	3.04%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY

	2011					2010
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Investor Class (MAPIX)	$0.10	n.a	n.a	n.a	n.a	$0.05	$0.08	$0.11	$0.17	$0.41
Institutional Class (MIPIX)	$0.11	n.a	n.a	n.a	n.a	—	—	—	$0.17	$0.17

Note: This table does not include capital gains distributions. Institutional Class Shares were first offered on October 29, 2010. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

2.79% (Investor Class) 2.98% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 3/31/11, expressed as an annual percentage rate based on the Fund's share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 4.16%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividend paid per share during the last 12 months divided by the current price. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 56 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

10 MATTHEWS ASIA FUNDS

Matthews Asia Dividend Fund  March 31, 2011

TOP TEN HOLDINGS5

	Country	% of Net Assets
Metcash, Ltd.	Australia	3.6%
ITOCHU Corp.	Japan	3.1%
HSBC Holdings PLC	United Kingdom	3.1%
China Mobile, Ltd.	China/Hong Kong	3.0%
PTT Exploration & Production Public Co., Ltd.	Thailand	2.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	2.8%
Cheung Kong Infrastructure Holdings, Ltd.	China/Hong Kong	2.7%
QBE Insurance Group, Ltd.	Australia	2.6%
SK Telecom Co., Ltd.	South Korea	2.5%
PT Perusahaan Gas Negara	Indonesia	2.5%
% OF ASSETS IN TOP TEN		28.7%

5  Holdings may combine more than one security from same issuer and related depositary receipts.

COUNTRY ALLOCATION (%)6

China/Hong Kong	24.4
Japan	20.6
Taiwan	10.6
Australia	10.3
South Korea	8.4
Thailand	8.2
Singapore	5.0
Indonesia	4.3
United Kingdom	3.1
Philippines	1.6
Malaysia	0.4
Cash and Other Assets, Less Liabilities	3.1

6  The United Kingdom is not included in the MSCI All Country Asia Pacific Index.

SECTOR ALLOCATION (%)

Financials	17.7
Consumer Discretionary	17.0
Consumer Staples	15.5
Telecommunication Services	11.4
Information Technology	9.4
Utilities	7.0
Industrials	6.6
Health Care	6.2
Energy	4.1
Materials	2.0
Cash and Other Assets, Less Liabilities	3.1

MARKET CAP EXPOSURE (%)7

Large Cap (over $5B)	43.5
Mid Cap ($1B–$5B)	28.2
Small Cap (under $1B)	25.2
Cash and Other Assets, Less Liabilities	3.1

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 11

Matthews Asia Dividend Fund  March 31, 2011

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 96.7%

	Shares	Value
CHINA/HONG KONG: 24.4%
China Mobile, Ltd. ADR	1,453,300	$67,200,592
Cheung Kong Infrastructure Holdings, Ltd.	12,768,000	60,326,369
Esprit Holdings, Ltd.	11,216,700	51,428,597
Shenzhou International Group Holdings, Ltd.	38,832,000	45,761,020
Television Broadcasts, Ltd.	7,454,000	43,689,274
China Fishery Group, Ltd.	20,060,000	33,579,215
The Link REIT	10,420,000	32,625,449
Kingboard Laminates Holdings, Ltd.	38,463,000	32,085,274
Guangdong Investment, Ltd.	57,298,000	28,964,905
Jiangsu Expressway Co., Ltd. H Shares	25,174,000	28,219,625
Sichuan Expressway Co., Ltd. H Shares	42,656,000	27,689,009
GZI Transport, Ltd.	39,848,000	22,534,520
Cafe' de Coral Holdings, Ltd.	8,532,000	19,943,335
China Communications Services Corp., Ltd. H Shares	29,880,000	18,172,935
Yip's Chemical Holdings, Ltd.	14,912,000	16,430,819
Minth Group, Ltd.	4,933,000	8,261,926
VTech Holdings, Ltd.	557,000	6,316,219
Total China/Hong Kong		543,229,083
JAPAN: 20.4%
ITOCHU Corp.	6,563,000	68,722,926
ORIX Corp.	521,640	48,852,796
Point, Inc.	988,080	41,338,283
Hisamitsu Pharmaceutical Co., Inc.	994,200	40,100,277
Pigeon Corp.†	1,268,300	39,704,895
Lawson, Inc.	678,100	32,690,322
Monex Group, Inc.	134,059	31,266,465
EPS Co., Ltd.†	12,876	30,138,942
Shinko Plantech Co., Ltd.†	2,555,600	29,586,954
Miraca Holdings, Inc.	575,700	22,043,815
Hokuto Corp.	972,500	21,909,894
Nintendo Co., Ltd.	60,400	16,316,278
Ship Healthcare Holdings, Inc.	1,285,300	16,178,277
Hamamatsu Photonics, K.K.	396,300	15,698,587
Total Japan		454,548,711
TAIWAN: 10.6%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,005,040	48,781,387
Chunghwa Telecom Co., Ltd. ADR	1,285,701	40,062,443
TXC Corp.†	18,722,000	34,761,743
HTC Corp.	764,400	29,893,391
Taiwan Hon Chuan Enterprise Co., Ltd.	11,392,000	28,589,924
St. Shine Optical Co., Ltd.	1,611,000	19,831,738
CyberLink Corp.	4,313,513	13,245,719
Taiwan Semiconductor Manufacturing Co., Ltd.	5,346,469	12,835,962
Chunghwa Telecom Co., Ltd.	1,122,964	3,497,985
Other Investments		4,294,051
Total Taiwan		235,794,343
	Shares	Value
AUSTRALIA: 10.3%
Metcash, Ltd.	18,563,162	$79,875,433
QBE Insurance Group, Ltd.	3,155,000	57,663,879
David Jones, Ltd.	7,100,000	34,883,487
Billabong International, Ltd.	4,127,540	32,233,405
Coca-Cola Amatil, Ltd.	2,134,730	25,922,626
Total Australia		230,578,830
SOUTH KOREA: 8.4%
KT&G Corp.	982,000	51,116,459
Woongjin Thinkbig Co., Ltd.†	2,029,870	31,087,849
SK Telecom Co., Ltd. ADR	1,513,250	28,464,233
SK Telecom Co., Ltd.	189,414	28,232,088
MegaStudy Co., Ltd.	168,047	25,874,596
Grand Korea Leisure Co., Ltd.	1,533,580	23,137,562
Total South Korea		187,912,787
THAILAND: 8.2%
PTT Exploration & Production Public Co., Ltd.	10,385,000	61,805,257
Thai Beverage Public Co., Ltd.	196,295,000	45,161,087
Tisco Financial Group Public Co., Ltd.	24,300,000	31,334,105
LPN Development Public Co., Ltd.	33,126,300	11,609,813
Glow Energy Public Co., Ltd.	7,783,800	10,809,046
Major Cineplex Group Public Co., Ltd.	22,100,900	9,864,842
Land & Houses Public Co., Ltd. NVDR	38,358,200	8,814,333
Land & Houses Public Co., Ltd.	10,267,400	2,359,346
Total Thailand		181,757,829
SINGAPORE: 5.0%
CapitaRetail China Trust, REIT†	33,168,000	32,891,710
ARA Asset Management, Ltd.	23,096,000	32,248,282
Ascendas India Trust	33,122,000	25,094,415
Super Group, Ltd.	15,201,000	15,556,755
Parkway Life REIT	4,695,868	6,370,436
Total Singapore		112,161,598
INDONESIA: 4.3%
PT Perusahaan Gas Negara	124,802,000	55,897,537
PT Telekomunikasi Indonesia ADR	717,634	24,098,150
PT Telekomunikasi Indonesia	11,036,500	9,315,909
PT Ramayana Lestari Sentosa	87,700,000	7,654,551
Total Indonesia		96,966,147
UNITED KINGDOM: 3.1%
HSBC Holdings PLC ADR	1,267,791	65,671,574
HSBC Holdings PLC	256,133	2,659,337
Total United Kingdom		68,330,911
PHILIPPINES: 1.6%
Globe Telecom, Inc.	1,703,820	34,979,346
Total Philippines		34,979,346

12 MATTHEWS ASIA FUNDS

Matthews Asia Dividend Fund  March 31, 2011

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
MALAYSIA: 0.4%
Top Glove Corp. BHD	4,891,400	$8,688,644
Total Malaysia		8,688,644
TOTAL COMMON EQUITIES		2,154,948,229
(Cost $1,992,512,974)

INTERNATIONAL BONDS: 0.2%

	Face Amount
JAPAN: 0.2%
ORIX Corp., Cnv. 1.000%, 03/31/14	JPY	310,000,000	4,770,377
Total Japan			4,770,377
TOTAL INTERNATIONAL BONDS			4,770,377
(Cost $3,377,966)
TOTAL INVESTMENTS: 96.9%			2,159,718,606
(Cost $1,995,890,940b)
CASH AND OTHER ASSETS, LESS LIABILITIES: 3.1%			68,934,852
NET ASSETS: 100.0%			$2,228,653,458

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

b  Cost for federal income tax purposes is $1,997,098,028 and net unrealized appreciation consists of:

Gross unrealized appreciation	$241,719,864
Gross unrealized depreciation	(79,099,286)
Net unrealized appreciation	$162,620,578

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR  American Depositary Receipt

BHD  Berhad

Cnv.  Convertible

JPY  Japanese Yen

NVDR  Non-voting Depositary Receipt

REIT  Real Estate Investment Trust

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund's holdings, as information on particular holdings may have been withheld if it was in the Fund's interest to do so.

matthewsasia.com | 800.789.ASIA 13

ASIA GROWTH AND INCOME STRATEGIES

PORTFOLIO MANAGERS

Jesper O. Madsen, CFA

Lead Manager

Richard H. Gao

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MCDFX	MICDX
CUSIP	577125305	577130735
Inception	11/30/09	10/29/10
NAV	$12.04	$12.05
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.95%	1.24%
After Fee Waiver, Reimbursement and Recoupment	1.50%	n.a.

Portfolio Statistics

Total # of Positions	39
Net Assets	$42.3 million
Weighted Average Market Cap	$29.5 billion
Portfolio Turnover	6.84%[2]

Benchmark

MSCI China Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in income-paying equity securities of companies located in China and Taiwan. China includes its administrative and other districts, such as Hong Kong.

1  Gross expense ratio for Institutional Class is annualized. The Advisor has contractually agreed to waive Matthews China Dividend Fund's fees and reimburse expenses until at least November 30, 2012 to the extent needed to limit total annual operating expenses to 1.50%. Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2010 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews China Dividend Fund

Portfolio Manager Commentary

For the quarter ending March 31, 2011, the Matthews China Dividend Fund declined –1.07% (Investor Class) and –0.99% (Institutional Class), while its benchmark, the MSCI China Index, gained 2.89%.

As the quarter progressed, a deceleration in the trend of inflation combined with ongoing measures to address further inflationary pressures seemed to give investors some degree of conviction that a moderation in growth was achievable without a hard landing. The People's Bank of China continued to tighten its reserve requirement for the country's banks in conjunction with raising the benchmark interest rate. The monetary tightening, alongside government measures to control real estate price appreciation, led to a slowdown in activity, but not to a collapse in prices as feared by some. Major banks continued to report earnings growth alongside low levels of nonperforming loans. As a result, the financials sector, which is heavily weighted in the benchmark at 37.5%, delivered a positive return.

While we are keenly aware of the real need for the products and services delivered by Chinese banks and property developers, the persistent lack of transparency gives us reason to pause. Much of China's current economic activity ties back to real estate or land values, whether in relation to a local government, company or household. Lending is heavily biased toward collateral, and more specifically—land. Given the systemic risk of this ongoing dependency on land prices, combined with the lack of transparency in terms of future capital raisings by major banks, we continue to refrain from investing directly within this sector.

Companies within the energy sector, another underweight for the Fund, also posted strong returns on the back of continued strong economic growth and higher commodity prices. While the Fund's energy holdings achieved performance roughly in line with the index, only 5.5% of the portfolio was allocated to the sector, compared to 18.9% for the benchmark. Given our focus on bottom-up investing, this significant underweight is likely to persist given that the fortune of these companies, to a large extent, remains under the sway of government policy and global commodity prices.

The main detractors to performance were our holdings within the IT sector. Kingboard Laminates Holdings, by some estimates the world's largest manufacturer of various laminates—a basic necessity in the production of consumer electronics—posted particularly poor performance. Cyberlink, a Taiwanese software developer, also performed poorly. However, both firms remain well-positioned within their respective industries and continue to offer attractive dividend yields.

It is often difficult to cut through the distractions of daily "noise" and volatility in financial markets and focus on what matters: investing with companies that offer a combination of dividend growth and yield. To this end, we focus on the long-term ability of companies to grow their businesses and pay shareholders accordingly. Of the 34 companies in the Fund that declared a dividend during the past two quarters, 25 grew their dividends, and none cut dividends. On a weighted average basis this resulted in year-on-year dividend growth of 20%. We believe that focusing on growth in dividends, rather than short-term fluctuations in share prices, is a sound long-term strategy to profit from China's economic development.

14 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF MARCH 31, 2011

Institutional Class Shares were first offered on October 29, 2010. Performance since that date was 2.89%. Performance for the Institutional Class shares prior to its inception is based on the performance of the Investor Class. The Institutional and Investor Classes would have substantially similar returns because the shares are invested in the same portfolio of securities and the annual returns would only differ to the extent that the classes do not have the same expenses.

				Average Annual Total Returns
	Inception Date	3 Months	1 Year	Since Inception
Investor Class (MCDFX)	11/30/09	-1.07%	18.09%	17.11%
Institutional Class (MICDX)	10/29/10	-0.99%	18.23%	17.21%
MSCI China Index[3]		2.89%	9.58%	6.21%
Lipper China Region Funds Category Average[4]		-0.21%	13.85%	11.26%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY

	2011			2010
	June	December	Total	June	December	Total
Investor Class (MCDFX)	n.a	n.a	n.a	$0.12	$0.12	$0.24
Institutional Class (MICDX)	n.a	n.a	n.a	—	$0.13	$0.13

Note: This table does not include capital gains distributions. Institutional Class Shares were first offered on October 29, 2010. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

2.62% (Investor Class) 3.05% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 3/31/11, expressed as an annual percentage rate based on the Fund's share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 4.29%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividend paid per share during the last 12 months divided by the current price. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 56 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

matthewsasia.com | 800.789.ASIA 15

TOP TEN HOLDINGS5

	Sector	% of Net Assets
China Mobile, Ltd.	Telecommunication Services	5.2%
Cheung Kong Infrastructure Holdings, Ltd.	Utilities	4.7%
Chunghwa Telecom Co., Ltd.	Telecommunication Services	4.1%
The Link REIT	Financials	4.1%
HSBC Holdings PLC	Financials	4.0%
Shenzhou International Group Holdings, Ltd.	Consumer Discretionary	3.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	3.8%
Hang Seng Bank, Ltd.	Financials	3.8%
Guangdong Investment, Ltd.	Utilities	3.7%
Jiangsu Expressway Co., Ltd.	Industrials	3.5%
% OF ASSETS IN TOP TEN		40.8%

5  Holdings may combine more than one security from same issuer and related depositary receipts.

SECTOR ALLOCATION (%)

Financials	19.7
Consumer Discretionary	16.9
Information Technology	13.2
Utilities	10.9
Telecommunication Services	10.2
Industrials	9.4
Energy	5.5
Materials	5.4
Consumer Staples	4.8
Health Care	2.5
Cash and Other Assets, Less Liabilities	1.5

MARKET CAP EXPOSURE (%)6

Large Cap (over $5B)	50.0
Mid Cap ($1B–$5B)	28.1
Small Cap (under $1B)	20.4
Cash and Other Assets, Less Liabilities	1.5

6  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

16 MATTHEWS ASIA FUNDS

Matthews China Dividend Fund  March 31, 2011

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 98.5%

	Shares	Value
FINANCIALS: 19.7%
Commercial Banks: 7.8%
HSBC Holdings PLC ADR	32,500	$1,683,500
Hang Seng Bank, Ltd.	98,600	1,593,167
		3,276,667
Real Estate Investment Trusts: 7.5%
The Link REIT	547,500	1,714,245
CapitaRetail China Trust, REIT	1,480,000	1,467,672
		3,181,917
Real Estate Management & Development: 2.4%
Swire Pacific, Ltd. A Shares	43,000	629,788
Hang Lung Properties, Ltd.	86,000	377,194
		1,006,982
Capital Markets: 2.0%
Yuanta Financial Holding Co., Ltd.	1,198,000	861,636
Total Financials		8,327,202
CONSUMER DISCRETIONARY: 16.9%
Textiles, Apparel & Luxury Goods: 5.5%
Shenzhou International Group Holdings, Ltd.	1,385,000	1,632,134
Ports Design, Ltd.	298,500	688,038
		2,320,172
Media: 3.1%
Television Broadcasts, Ltd.	224,000	1,312,905
Auto Components: 2.5%
Xinyi Glass Holdings Co., Ltd.	1,012,000	1,051,367
Hotels, Restaurants & Leisure: 2.3%
Cafe' de Coral Holdings, Ltd.	418,000	977,064
Specialty Retail: 2.2%
Esprit Holdings, Ltd.	200,000	917,000
Leisure Equipment & Products: 1.3%
Other Investments		573,207
Total Consumer Discretionary		7,151,715
INFORMATION TECHNOLOGY: 13.2%
Electronic Equipment, Instruments & Components: 7.6%
TXC Corp.	760,000	1,411,117
Kingboard Laminates Holdings, Ltd.	1,654,500	1,380,160
Digital China Holdings, Ltd.	222,000	418,692
		3,209,969
Semiconductors & Semiconductor Equipment: 3.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	503,000	1,207,617
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	32,800	399,504
		1,607,121
Software: 1.8%
CyberLink Corp.	253,608	778,767
Total Information Technology		5,595,857
	Shares	Value
UTILITIES: 10.9%
Electric Utilities: 5.7%
Cheung Kong Infrastructure Holdings, Ltd.	423,000	$1,998,594
CLP Holdings, Ltd.	51,500	416,337
		2,414,931
Water Utilities: 3.8%
Guangdong Investment, Ltd.	3,126,000	1,580,235
Gas Utilities: 1.4%
Hong Kong & China Gas Co., Ltd.	252,200	605,098
Total Utilities		4,600,264
TELECOMMUNICATION SERVICES: 10.2%
Wireless Telecommunication Services: 5.2%
China Mobile, Ltd. ADR	47,230	2,183,915
Diversified Telecommunication Services: 5.0%
Chunghwa Telecom Co., Ltd. ADR	56,004	1,745,085
China Communications Services Corp., Ltd. H Shares	630,000	383,164
		2,128,249
Total Telecommunication Services		4,312,164
INDUSTRIALS: 9.4%
Transportation Infrastructure: 9.4%
Jiangsu Expressway Co., Ltd. H Shares	1,316,000	1,475,214
Sichuan Expressway Co., Ltd. H Shares	1,756,000	1,139,861
China Merchants Holdings International Co., Ltd.	232,000	978,500
GZI Transport, Ltd.	632,000	357,404
Total Industrials		3,950,979
ENERGY: 5.5%
Oil, Gas & Consumable Fuels: 5.5%
CNOOC, Ltd. ADR	4,550	1,151,332
China Shenhua Energy Co., Ltd. H Shares	133,000	625,999
China Petroleum & Chemical Corp. ADR	5,440	547,155
Total Energy		2,324,486
MATERIALS: 5.4%
Containers & Packaging: 2.9%
Taiwan Hon Chuan Enterprise Co., Ltd.	500,000	1,254,825
Chemicals: 2.5%
Yip's Chemical Holdings, Ltd.	950,000	1,046,760
Total Materials		2,301,585
CONSUMER STAPLES: 4.8%
Food Products: 4.8%
China Fishery Group, Ltd.	782,000	1,309,020
Vitasoy International Holdings, Ltd.	862,000	703,434
Total Consumer Staples		2,012,454

matthewsasia.com | 800.789.ASIA 17

Matthews China Dividend Fund  March 31, 2011

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
HEALTH CARE: 2.5%
Health Care Equipment & Supplies: 2.5%
St. Shine Optical Co., Ltd.	84,000	$1,034,057
Total Health Care		1,034,057
TOTAL INVESTMENTS: 98.5%		41,610,763
(Cost $38,197,718b)
CASH AND OTHER ASSETS, LESS LIABILITIES: 1.5%		642,971
NET ASSETS: 100.0%		$42,253,734

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

b  Cost for federal income tax purposes is $38,197,718 and net unrealized appreciation consists of:

Gross unrealized appreciation	$4,383,399
Gross unrealized depreciation	(970,354)
Net unrealized appreciation	$3,413,045

ADR  American Depositary Receipt

REIT  Real Estate Investment Trust

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund's holdings, as information on particular holdings may have been withheld if it was in the Fund's interest to do so.

18 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Taizo Ishida

Lead Manager

Sharat Shroff, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MPACX	MIAPX
CUSIP	577130867	577130776
Inception	10/31/03	10/29/10
NAV	$17.61	$17.62
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.19%	0.99%

Portfolio Statistics

Total # of Positions	71
Net Assets	$333.9 million
Weighted Average Market Cap	$14.9 billion
Portfolio Turnover	26.33%[2]

Benchmark

MSCI AC Asia Pacific Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in the Asia Pacific region. The Fund may also invest in the convertible securities, of any duration or quality, of Asia Pacific companies.

1  Gross expense ratio for Institutional Class is annualized. Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2010 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Pacific Fund

Portfolio Manager Commentary

For the quarter ending March 31, 2011, the Matthews Asia Pacific Fund declined –2.00% (Investor and Institutional Class), while its benchmark, the MSCI All Country Asia Pacific Index, fell –0.65%.

The quarter was punctuated by the massive sell-off—and subsequent short-term rally—of Japanese equities following the earthquake and tsunami that hit Japan in early March. Japan's stock market held up relatively well for the quarter, declining just –4.9%. By comparison, the Indian market fell –5.08%, while China's equity market continued to deal with issues of wage inflation with periodic monetary tightening by the government. China's market, performed somewhat better than others with a positive return of 2.89% for the quarter, given the resilience of property stocks and some select consumer discretionary firms. Southeast Asian stocks also did better than expected, showing positive returns as a whole. What was lacking during the quarter, however, was the strong upward trajectory we saw last year.

While stock selection is typically the dominant influence on Fund performance, this quarter, our sector and country allocations played a larger role in terms of performance. Specifically, the portfolio remains underweight Australia, a country that consists largely of commodities and materials firms which the Fund tends to avoid. As commodity prices strengthened during the quarter these Australian firms and the benchmark benefited. Our holdings in Vietnam, which make up 1.1% of the portfolio, also negatively impacted performance due to the high inflation that continues to pressure Vietnam's stock market.

During the quarter, the top contributors to Fund performance included Taiwan's HTC, a leading maker of Android-powered smartphones, Japanese telecommunications firm Softbank and Indofood CBP Sukses Makmur of Indonesia. HTC and Softbank, backed by strong fundamentals, continued to benefit from the growth momentum they experienced last year. Indofood, a consumer staples holding, appeared to have benefited from stronger-than-expected pricing power. Indofood is the dominant consumer branded food firm in Indonesia, which offers instant noodles, dairy products and various snack foods. While the company has battled rising inflation in wheat and other commodities, it is encouraging to see low price elasticity in these essential food items even during the height of this inflationary environment.

The Fund's worst performers during the quarter were mainly Japanese holdings, including real estate firm Kenedix and two industrial firms, The Japan Steel Works and Nidec. The Japan Steel Works was one of the firms hardest hit during the initial sell-off that occurred the first week following the earthquake. With a backlog of orders until 2020, the company is the world's dominant nuclear reactor vessel manufacturer. Our view is that this is a premier global company with impressive forging technology and limited competition, which implies good intrinsic value for long-term shareholders.

During the quarter, our weighting in Japan increased from 30% a year ago to just below 40% of the portfolio, reflecting the improved fundamentals in select Japanese companies. Our conviction in these firms is perhaps even stronger now than before Japan's earthquake. We also believe that the Vietnam market is becoming more attractive even as concerns over high inflation are driving local investors away from the equity market. Our investment thesis lies in the strong fundamentals of our Vietnamese portfolio holdings, which should fare well despite this inflationary environment, given their pricing power and profit margins.

We would also like to inform you that effective April 29, 2011, the Matthews Asia Pacific Fund will be renamed the Matthews Asia Growth Fund to better reflect its investment objective. This new name will better reflect the growth objective of the Fund and the Fund's focus on companies in Asia rather than the entire Asia Pacific region.

matthewsasia.com | 800.789.ASIA 19

PERFORMANCE AS OF MARCH 31, 2011

Institutional Class Shares were first offered on October 29, 2010. Performance since that date was 0.70%. Performance for the Institutional Class shares prior to its inception is based on the performance of the Investor Class. The Institutional and Investor Classes would have substantially similar returns because the shares are invested in the same portfolio of securities and the annual returns would only differ to the extent that the classes do not have the same expenses.

				Average Annual Total Returns
	Inception Date	3 Months	1 Year	3 Years	5 Years	Since Inception
Investor Class (MPACX)	10/31/03	-2.00%	15.80%	7.35%	6.65%	11.35%
Institutional Class (MIAPX)	10/29/10	-2.00%	15.86%	7.37%	6.66%	11.36%
MSCI AC Asia Pacific Index[3]		-0.65%	11.36%	1.73%	3.18%	9.26%
Lipper Pacific Region Funds Category Average[4]		-1.17%	10.60%	0.42%	2.84%	9.27%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 56 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS5

	Country	% of Net Assets
Softbank Corp.	Japan	3.9%
ORIX Corp.	Japan	3.6%
PT Indofood CBP Sukses Makmur	Indonesia	2.3%
HTC Corp.	Taiwan	2.2%
Nidec Corp.	Japan	2.2%
PT Bank Rakyat Indonesia Persero	Indonesia	2.1%
NTT DoCoMo, Inc.	Japan	2.1%
Hyundai Motor Co., Ltd., Pfd.	South Korea	2.0%
Oil Search, Ltd.	Australia	2.0%
St. Shine Optical Co., Ltd.	Taiwan	2.0%
% OF ASSETS IN TOP TEN		24.4%

COUNTRY ALLOCATION (%)

Japan	36.8
China/Hong Kong	25.1
Taiwan	5.9
Indonesia	5.9
Australia	4.3
South Korea	4.2
Singapore	4.0
India	3.3
Thailand	2.4
Malaysia	2.1
Vietnam	1.1
Cash and Other Assets, Less Liabilities	4.9

SECTOR ALLOCATION (%)

Financials	22.9
Consumer Discretionary	19.9
Industrials	12.5
Health Care	10.8
Information Technology	10.4
Consumer Staples	9.8
Telecommunication Services	6.0
Energy	2.0
Materials	0.8
Cash and Other Assets, Less Liabilities	4.9

MARKET CAP EXPOSURE (%)6

Large Cap (over $5B)	54.1
Mid Cap ($1B–$5B)	28.6
Small Cap (under $1B)	12.4
Cash and Other Assets, Less Liabilities	4.9

5  Holdings may combine more than one security from same issuer and related depositary receipts.

6  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

20 MATTHEWS ASIA FUNDS

Matthews Asia Pacific Fund  March 31, 2011

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 93.1%

	Shares	Value
JAPAN: 36.8%
Softbank Corp.	326,400	$13,027,747
ORIX Corp.	128,390	12,024,021
Nidec Corp.	85,800	7,426,785
NTT DoCoMo, Inc.	3,899	6,853,015
Komatsu, Ltd.	188,900	6,415,515
Pigeon Corp.	199,700	6,251,729
Asahi Breweries, Ltd.	362,500	6,027,140
Gree, Inc.	328,100	5,502,519
Nintendo Co., Ltd.	19,100	5,159,618
FANUC CORP.	33,800	5,115,917
The Japan Steel Works, Ltd.	633,000	4,954,112
Fast Retailing Co., Ltd.	35,900	4,492,895
Sysmex Corp.	124,600	4,406,987
FamilyMart Co., Ltd.	112,500	4,226,527
Kenedix, Inc.[b]	20,444	4,148,770
Benesse Holdings, Inc.	100,900	4,130,374
Keyence Corp.	14,930	3,821,348
Rinnai Corp.	55,900	3,709,642
Mori Trust Sogo REIT, Inc.	347	3,387,401
Mitsui & Co., Ltd.	183,300	3,285,649
Elpida Memory, Inc.[b]	221,400	2,850,678
Monex Group, Inc.	9,218	2,149,906
Otsuka Holdings Co., Ltd.	82,600	2,040,671
Mitsubishi UFJ Financial Group, Inc. ADR	339,700	1,562,620
Total Japan		122,971,586
CHINA/HONG KONG: 25.1%
Ctrip.com International, Ltd. ADR[b]	156,900	6,509,781
Shangri-La Asia, Ltd.	2,270,666	5,864,798
Kingdee International Software Group Co., Ltd.	8,938,000	5,610,987
Sinopharm Group Co., Ltd. H Shares	1,450,400	5,143,476
China Vanke Co., Ltd. B Shares	3,789,587	4,969,279
China Lodging Group, Ltd.[b]	277,000	4,847,500
Hang Lung Group, Ltd.	782,000	4,846,506
Tingyi (Cayman Islands) Holding Corp.	1,888,000	4,614,962
China Kanghui Holdings, Inc. ADR[b]	260,700	4,564,857
Baoye Group Co., Ltd. H Shares	5,952,000	4,162,586
Hong Kong Exchanges and Clearing, Ltd.	189,000	4,100,989
Dairy Farm International Holdings, Ltd.	477,354	3,971,585
Sany Heavy Equipment International Holdings Co., Ltd.	2,300,000	3,781,851
PCD Stores Group, Ltd.	13,686,000	3,742,418
Sands China, Ltd.[b]	1,532,400	3,414,582
Dongfeng Motor Group Co., Ltd. H Shares	1,970,000	3,351,246
China Merchants Bank Co., Ltd. H Shares	1,160,950	3,209,304
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	1,008,000	2,875,920
Shenzhou International Group Holdings, Ltd.	2,339,000	2,756,361
China Life Insurance Co., Ltd. H Shares	411,000	1,535,922
Total China/Hong Kong		83,874,910
	Shares	Value
TAIWAN: 5.9%
HTC Corp.	191,400	$7,485,080
St. Shine Optical Co., Ltd.	533,000	6,561,338
Polaris Securities Co., Ltd.	4,888,000	3,307,813
Richtek Technology Corp.	360,517	2,494,864
Total Taiwan		19,849,095
INDONESIA: 5.9%
PT Indofood CBP Sukses Makmur[b]	12,429,000	7,565,168
PT Bank Rakyat Indonesia Persero	10,420,500	6,881,180
PT Astra International	782,500	5,122,308
Total Indonesia		19,568,656
AUSTRALIA: 4.3%
Oil Search, Ltd.	899,999	6,628,114
CSL, Ltd.	137,045	5,064,822
BHP Billiton, Ltd.	53,234	2,563,717
Total Australia		14,256,653
SINGAPORE: 4.0%
CapitaCommercial Trust, REIT	5,038,000	5,555,589
Goodpack, Ltd.	2,564,000	3,946,180
Keppel Land, Ltd.	1,074,000	3,825,672
Total Singapore		13,327,441
INDIA: 3.3%
HDFC Bank, Ltd.	91,332	4,804,377
Sun Pharmaceutical Industries, Ltd.	313,520	3,110,945
Jain Irrigation Systems, Ltd.	699,751	2,807,163
Hindustan Media Ventures, Ltd.[b]	51,471	153,507
Total India		10,875,992
THAILAND: 2.4%
Siam Commercial Bank Public Co., Ltd.	1,264,400	4,514,968
Major Cineplex Group Public Co., Ltd.	7,670,800	3,423,898
Total Thailand		7,938,866
SOUTH KOREA: 2.2%
Kiwoom Securities Co., Ltd.[b]	67,641	3,662,770
LG Electronics, Inc.	38,100	3,646,930
Total South Korea		7,309,700
MALAYSIA: 2.1%
Parkson Holdings BHD	2,515,469	4,734,023
Supermax Corp. BHD	1,716,300	2,442,345
Total Malaysia		7,176,368
VIETNAM: 1.1%
Saigon Securities, Inc.	1,718,300	1,817,174
FPT Corp.	678,640	1,626,764
Vietnam Dairy Products JSC	49,350	213,398
Total Vietnam		3,657,336
TOTAL COMMON EQUITIES		310,806,603
(Cost $227,700,853)

matthewsasia.com | 800.789.ASIA 21

Matthews Asia Pacific Fund  March 31, 2011

Schedule of Investmentsa (unaudited) (continued)

PREFERRED EQUITIES: 2.0%

	Shares	Value
SOUTH KOREA: 2.0%
Hyundai Motor Co., Ltd., Pfd.	111,193	$6,690,130
Total South Korea		6,690,130
TOTAL PREFERRED EQUITIES		6,690,130
(Cost $1,713,094)
TOTAL INVESTMENTS: 95.1%		317,496,733
(Cost $229,413,947c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 4.9%		16,361,301
NET ASSETS: 100.0%		$333,858,034

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $229,414,772 and net unrealized appreciation consists of:

Gross unrealized appreciation	$100,379,143
Gross unrealized depreciation	(12,297,182)
Net unrealized appreciation	$88,081,961

ADR  American Depositary Receipt

BHD  Berhad

JSC  Joint Stock Co.

Pfd.  Preferred

REIT  Real Estate Investment Trust

See accompanying notes to schedules of investments.

22 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Richard H. Gao

Lead Manager

Sharat Shroff, CFA

Lead Manager

Mark W. Headley

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MAPTX	MIPTX
CUSIP	577130107	577130834
Inception	9/12/94	10/29/10
NAV	$23.23	$23.24
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.09%	0.95%

Portfolio Statistics

Total # of Positions	72
Net Assets	$5.2 billion
Weighted Average Market Cap	$19.8 billion
Portfolio Turnover	11.43%[2]

Benchmark

MSCI AC Asia ex Japan Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia, excluding Japan.

1  Gross expense ratio for Institutional Class is annualized. Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2010 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Pacific Tiger Fund

Portfolio Manager Commentary

For the quarter ending March 31, 2011, the Matthews Pacific Tiger Fund declined –0.90% (Investor Class) and –0.85% (Institutional Class), while its benchmark, the MSCI All Country Asia ex Japan Index, gained 1.22%. The portfolio's long-standing strategy of emphasizing domestically oriented, secular growth investment opportunities such as consumer-oriented businesses took a backseat to some of the more cyclical segments of the equity markets. The materials and energy sectors—sectors that the Fund continues to significantly underweight—were the benchmark's top two contributors during the quarter. Price volatility is one reason the portfolio avoids these sectors. In addition, the risk that government intervention may curtail returns from materials and energy stocks is a significant concern—as was evident in India during the quarter. The portfolio has no intention of chasing cyclical segments of the market where there may be business risks outside the control of management teams.

While government interference in commodities has been ongoing, it is somewhat disconcerting that in recent years, both direct and indirect measures to curb the pricing flexibility of some consumer companies (particularly in China) have become increasingly prevalent. The effect is more pronounced in consumer staples, posing a stiff challenge to one portfolio holding, Tingyi—a leading manufacturer of instant noodles and beverages. In the past, the company has emerged from periods of inflation and other cost pressures with increased market share, and without sacrificing long-term profitability. Tingyi is undoubtedly one of the strongest companies in the industry. Our view has been that stringent cost pressures will likely precipitate some consolidation. However, if government intervention becomes routine, the firm's long-term profitability is likely to be impaired and make it difficult to offset the deterioration solely through market share gains.

During the quarter, areas of the portfolio that delivered solid absolute returns were Chinese new media stocks and Indonesian equities—both reflected the likely formation of new markets and the emergence of new consumers. That said, we remain keenly aware of the heightened market expectations that are being reflected in equity prices—particularly related to some Chinese Internet stocks—and have adjusted position sizes to manage portfolio risk. In the case of Indonesia, smaller and mid-size companies have reported an increasing availability of capital, through both banking and capital markets. If sustained, the flow of capital to deserving entrepreneurs will be an important component to the development of sustainable, long-term business models and remains an area of focus for the Fund.

As we have discussed before, the economic drivers across Asia seem to be diverging, and if this is sustained should be viewed as a sign of maturity. For instance, the rise in China's cost of capital and its moderating economy is in sharp contrast to the prospect of a decline, and perhaps, more stable cost of capital in an economy such as Indonesia. If we are to judge by the increase in corporate loans, there is some early evidence that businesses are starting to invest again in Thailand after nearly a decade's hiatus. We maintain our view that Asia remains a region with few structural issues, unlike many other parts of the globe, and will provide good opportunities for patient, long-term investors.

matthewsasia.com | 800.789.ASIA 23

PERFORMANCE AS OF MARCH 31, 2011

Institutional Class Shares were first offered on October 29, 2010. Performance since that date was -0.19%. Performance for the Institutional Class shares prior to its inception is based on the performance of the Investor Class. The Institutional and Investor Classes would have substantially similar returns because the shares are invested in the same portfolio of securities and the annual returns would only differ to the extent that the classes do not have the same expenses.

				Average Annual Total Returns
	Inception Date	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception
Investor Class (MAPTX)	9/12/94	-0.90%	18.19%	9.18%	12.55%	16.86%	9.68%
Institutional Class (MIPTX)	10/29/10	-0.85%	18.29%	9.21%	12.57%	16.87%	9.69%
MSCI AC Asia ex Japan Index[3]		1.22%	19.80%	5.32%	11.44%	13.99%	4.56%[4]
Lipper Pacific ex Japan Funds Category Average[5]		0.84%	18.86%	6.22%	10.96%	14.17%	5.62%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 56 for index definitions.

4  Calculated from 8/31/94.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Country	% of Net Assets
Hyundai Mobis	South Korea	3.1%
Dongbu Insurance Co., Ltd.	South Korea	2.5%
Genting BHD	Malaysia	2.4%
Ping An Insurance Group Co. of China, Ltd.	China/Hong Kong	2.4%
Bank of Ayudhya Public Co., Ltd.	Thailand	2.4%
Hang Lung Group, Ltd.	China/Hong Kong	2.2%
PT Perusahaan Gas Negara	Indonesia	2.1%
Samsung Electronics Co., Ltd.	South Korea	2.0%
HDFC Bank, Ltd.	India	2.0%
PT Bank Central Asia	Indonesia	1.9%
% OF ASSETS IN TOP TEN		23.0%

COUNTRY ALLOCATION (%)

China/Hong Kong	30.6
South Korea	18.4
India	15.1
Taiwan	8.8
Indonesia	8.6
Thailand	7.3
Malaysia	5.2
Singapore	2.1
Philippines	1.8
Vietnam	0.5
Cash and Other Assets, Less Liabilities	1.6

SECTOR ALLOCATION (%)

Financials	32.6
Consumer Discretionary	17.3
Information Technology	14.7
Consumer Staples	12.8
Health Care	6.8
Utilities	4.3
Industrials	3.3
Telecommunication Services	3.0
Energy	1.9
Materials	1.7
Cash and Other Assets, Less Liabilities	1.6

MARKET CAP EXPOSURE (%)7

Large Cap (over $5B)	68.5
Mid Cap ($1B–$5B)	28.7
Small Cap (under $1B)	1.2
Cash and Other Assets, Less Liabilities	1.6

6  Holdings may combine more than one security from same issuer and related depositary receipts.

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

24 MATTHEWS ASIA FUNDS

Matthews Pacific Tiger Fund  March 31, 2011

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 98.4%

	Shares	Value
CHINA/HONG KONG: 30.6%
Ping An Insurance Group Co. of China, Ltd. H Shares	12,304,500	$124,577,795
Hang Lung Group, Ltd.	18,314,000	113,502,454
Dairy Farm International Holdings, Ltd.	11,776,446	97,980,031
Ctrip.com International, Ltd. ADR[b]	2,190,350	90,877,621
Baidu, Inc. ADR[b]	602,700	83,058,087
Shangri-La Asia, Ltd.	31,457,333	81,249,682
Swire Pacific, Ltd. A Shares	5,433,500	79,580,357
Hong Kong Exchanges and Clearing, Ltd.	3,664,500	79,513,628
China Resources Enterprise, Ltd.	18,852,000	76,592,272
Sinopharm Group Co., Ltd. H Shares	21,478,800	76,169,115
China Mobile, Ltd. ADR	1,643,150	75,979,256
Tingyi (Cayman Islands) Holding Corp.	30,096,000	73,565,615
Lenovo Group, Ltd.	118,068,000	67,176,230
Digital China Holdings, Ltd.	34,367,000	64,816,086
China Vanke Co., Ltd. B Shares	48,875,258	64,090,047
China Merchants Bank Co., Ltd. H Shares	22,182,350	61,320,390
Hengan International Group Co., Ltd.	7,996,000	59,294,247
China Resources Land, Ltd.	29,044,000	54,321,654
Dongfeng Motor Group Co., Ltd. H Shares	30,440,000	51,782,699
New Oriental Education & Technology Group, Inc. ADR[b]	514,400	51,476,008
Tencent Holdings, Ltd.	2,011,900	48,995,838
Other Investments		11,170,920
Total China/Hong Kong		1,587,090,032
SOUTH KOREA: 18.4%
Hyundai Mobis	535,000	159,726,970
Dongbu Insurance Co., Ltd.[b]	2,876,690	131,384,447
Samsung Electronics Co., Ltd.	119,904	101,873,858
POSCO	195,584	90,040,494
Green Cross Corp.†	645,597	79,746,929
Yuhan Corp.†	584,138	78,811,636
Cheil Worldwide, Inc.†	5,916,350	78,205,091
LS Corp.	659,781	66,161,548
Amorepacific Corp.	67,652	64,448,105
MegaStudy Co., Ltd.†	396,412	61,036,498
NHN Corp.[b]	239,802	41,863,424
Total South Korea		953,299,000
	Shares	Value
INDIA: 15.1%
HDFC Bank, Ltd.	1,727,184	$90,855,804
Housing Development Finance Corp.	5,185,685	81,538,341
ITC, Ltd.	19,060,000	77,829,936
Sun Pharmaceutical Industries, Ltd.	7,476,815	74,189,722
Tata Power Co., Ltd.	2,335,014	69,909,047
Kotak Mahindra Bank, Ltd.	6,345,882	65,152,194
Titan Industries, Ltd.	722,044	61,711,730
Infosys Technologies, Ltd.	848,401	61,664,361
Container Corp. of India, Ltd.	1,905,715	51,282,729
Dabur India, Ltd.	20,061,776	43,232,126
Larsen & Toubro, Ltd.	1,094,599	40,546,431
Sun TV Network, Ltd.	3,902,590	39,314,689
Infosys Technologies, Ltd. ADR	219,611	15,746,109
HDFC Bank, Ltd. ADR	63,900	10,859,166
Total India		783,832,385
TAIWAN: 8.8%
Yuanta Financial Holding Co., Ltd.	136,400,000	98,102,800
Synnex Technology International Corp.	41,302,354	96,350,857
President Chain Store Corp.	19,439,608	86,268,983
Hon Hai Precision Industry Co., Ltd.	19,157,031	67,099,933
Delta Electronics, Inc.	15,600,000	61,802,663
Taiwan Semiconductor Manufacturing Co., Ltd.	20,423,513	49,033,378
Total Taiwan		458,658,614
INDONESIA: 8.6%
PT Perusahaan Gas Negara	242,896,500	108,790,853
PT Bank Central Asia	126,334,000	100,835,062
PT Astra International	14,665,230	95,999,783
PT Telekomunikasi Indonesia	80,460,500	67,916,701
PT Indofood CBP Sukses Makmur[b]	94,148,000	57,305,128
PT Telekomunikasi Indonesia ADR	375,700	12,616,006
Total Indonesia		443,463,533
THAILAND: 7.3%
Bank of Ayudhya Public Co., Ltd.	150,668,600	123,543,769
PTT Exploration & Production Public Co., Ltd.	16,225,000	96,561,415
Central Pattana Public Co., Ltd.	77,098,400	72,650,170
Land & Houses Public Co., Ltd.	239,719,500	55,085,155
Land & Houses Public Co., Ltd. NVDR	95,450,000	21,933,460
Bank of Ayudhya Public Co., Ltd. NVDR	10,500,000	8,609,688
Total Thailand		378,383,657

matthewsasia.com | 800.789.ASIA 25

Matthews Pacific Tiger Fund  March 31, 2011

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
MALAYSIA: 5.2%
Genting BHD	34,617,700	$126,183,874
Public Bank BHD	22,511,386	97,515,273
Top Glove Corp. BHD	25,175,960	44,720,319
Total Malaysia		268,419,466
SINGAPORE: 2.1%
Keppel Land, Ltd.	17,737,000	63,180,587
Hyflux, Ltd.	26,985,280	46,242,130
Total Singapore		109,422,717
PHILIPPINES: 1.8%
SM Prime Holdings, Inc.	358,559,417	92,531,462
Total Philippines		92,531,462
VIETNAM: 0.5%
Vietnam Dairy Products JSC	6,529,730	28,235,661
Total Vietnam		28,235,661
TOTAL INVESTMENTS: 98.4%		5,103,336,527
(Cost $3,584,396,462c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 1.6%		82,147,469
NET ASSETS: 100.0%		$5,185,483,996

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $3,585,658,866 and net unrealized appreciation consists of:

Gross unrealized appreciation	$1,556,373,680
Gross unrealized depreciation	(38,696,019)
Net unrealized appreciation	$1,517,677,661

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR  American Depositary Receipt

BHD  Berhad

JSC  Joint Stock Co.

NVDR  Non-voting Depositary Receipt

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund's holdings, as information on particular holdings may have been withheld if it was in the Fund's interest to do so.

26 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Richard H. Gao

Lead Manager

Henry Zhang, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MCHFX	MICFX
CUSIP	577130701	577130818
Inception	2/19/98	10/29/10
NAV	$29.04	$29.06
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.15%	0.97%

Portfolio Statistics

Total # of Positions	61
Net Assets	$2.8 billion
Weighted Average Market Cap	$28.3 billion
Portfolio Turnover	9.98%[2]

Benchmark

MSCI China Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in China and Taiwan. China includes its administrative and other districts, such as Hong Kong.

1  Gross expense ratio for Institutional Class is annualized. Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2010 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews China Fund

Portfolio Manager Commentary

For the quarter ending March 31, 2011, the Matthews China Fund declined –1.09% (Investor Class) and –1.02% (Institutional Class), underperforming its benchmark, the MSCI China Index, which was up 2.89%. Chinese equities were mixed during the period with most consumer stocks under selling pressure while energy and commodity-related companies rallied strongly in anticipation of growing inflation.

Since November, China has raised its interest rates four times. During the quarter, fighting inflation was the government's top priority and a primary macroeconomic issue. Various administrative measures were also adopted to curb overheating in the property sector and among food-related daily necessities. Toward the end of the quarter, there were some initial signs that these measures were starting to take effect, triggering expectations in the market that inflation may start to subside during the second half of this year.

In this inflationary environment, the Fund's overweight positions in its consumer sectors were a drag on overall Fund performance in the first quarter. Consumer companies were especially sensitive to rising costs for raw materials and labor. While we believe these cost increases will have some negative impact on margins and short-term earnings, the long-term secular growth trend for China's consumer industries remains intact. We believe the portfolio's consumer holdings are market leaders, and many are becoming consolidators in the current market environment. The quarter also saw some strong rallies in energy and commodity-related companies, which benefited from the surge in oil and commodity prices. This is an area in which the Fund has less exposure relative to the index as we tend to avoid cyclical industries in favor of companies that are more in control of driving their own growth.

The biggest contributor to Fund performance during the quarter was the information technology sector. Our overweight in the IT software, Internet and telecom equipment industries paid off quite nicely during the quarter. Sina, one of China's most popular Internet web portals, was among the top contributors. The firm is benefiting from an increase in the number of Chinese Internet users, which surpassed 450 million by the end of 2010. More importantly, Sina has set up and popularized a social networking and micro-blogging service called Weibo, and created a strong online community. Although Sina is a long-term holding, we trimmed the position slightly due to concerns over its valuation after a surge in the share price.

Looking forward, we are cautiously optimistic regarding China's economic outlook. While policy risks related to further monetary tightening still exist, we believe that inflation is being better controlled. We have been monitoring the latest developments in the property and banking sectors. After consistent government tightening measures, China's property sector seems to be healthier and property prices are increasing more slowly with lower transaction volumes across the country. On the banking side, all major banks reported solid earnings over the past year. Loan quality is not deteriorating but instead, improving slightly. Our conversations with various banks in China also show that risks related to nonperforming loans, thus far, seem to be under control.

matthewsasia.com | 800.789.ASIA 27

PERFORMANCE AS OF MARCH 31, 2011

Institutional Class Shares were first offered on October 29, 2010. Performance since that date was -2.62%. Performance for the Institutional Class shares prior to its inception is based on the performance of the Investor Class. The Institutional and Investor Classes would have substantially similar returns because the shares are invested in the same portfolio of securities and the annual returns would only differ to the extent that the classes do not have the same expenses.

				Average Annual Total Returns
	Inception Date	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception
Investor Class (MCHFX)	2/19/98	-1.09%	11.33%	10.36%	19.48%	17.66%	13.33%
Institutional Class (MICFX)	10/29/10	-1.02%	11.45%	10.40%	19.50%	17.67%	13.34%
MSCI China Index[3]		2.89%	9.58%	4.17%	16.65%	16.12%	4.34%[4]
Lipper China Region Funds Category Average[5]		-0.21%	13.85%	3.49%	13.09%	13.25%	10.15%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 56 for index definition.

4  Calculated from 2/28/98.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
CNOOC, Ltd.	Energy	2.9%
China Mobile, Ltd.	Telecommunication Services	2.8%
China Merchants Holdings International Co., Ltd.	Industrials	2.6%
Cheung Kong Infrastructure Holdings, Ltd.	Utilities	2.6%
ZTE Corp.	Information Technology	2.5%
Belle International Holdings, Ltd.	Consumer Discretionary	2.3%
Ping An Insurance Group Co. of China, Ltd.	Financials	2.3%
Kingdee International Software Group Co., Ltd.	Information Technology	2.2%
BOC Hong Kong Holdings, Ltd.	Financials	2.2%
Li & Fung, Ltd.	Consumer Discretionary	2.2%
% OF ASSETS IN TOP TEN		24.6%

SECTOR ALLOCATION (%)

Consumer Discretionary	22.7
Financials	18.2
Information Technology	14.3
Industrials	12.7
Consumer Staples	11.5
Energy	8.0
Utilities	5.3
Telecommunication Services	4.3
Health Care	2.2
Cash and Other Assets, Less Liabilities	0.8

CHINA EXPOSURE7

SAR (Hong Kong)	42.4%
H Share	29.1%
China-affiliated Corporations	17.2%
Overseas Listed	8.9%
B Share	1.6%
Cash and Other Assets, Less Liabilities	0.8%

MARKET CAP EXPOSURE (%)8

Large Cap (over $5B)	74.0
Mid Cap ($1B–$5B)	23.8
Small Cap (under $1B)	1.5
Cash and Other Assets, Less Liabilities	0.8

6  Holdings may combine more than one security from same issuer and related depositary receipts.

7  SAR (Hong Kong) companies are companies that conduct business in Hong Kong and/or mainland China. H Shares are mainland China companies listed on the Hong Kong exchange but incorporated in mainland China. China-affiliated corporations (CAC), also known as "Red Chips," are mainland China companies with partial state ownership listed in Hong Kong, and incorporated in Hong Kong. Overseas Listed (OL) companies are companies that conduct business in mainland China but listed in overseas markets such as Japan, Singapore, Taiwan and the United States. B Shares are mainland Chinese companies listed on the Shanghai and Shenzhen stock exchanges, available to both Chinese and non-Chinese investors.

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

28 MATTHEWS ASIA FUNDS

Matthews China Fund  March 31, 2011

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: CHINA/HONG KONG: 99.2%

	Shares	Value
CONSUMER DISCRETIONARY: 22.7%
Hotels, Restaurants & Leisure: 8.0%
Sands China, Ltd.[b]	25,269,200	$56,306,296
Ctrip.com International, Ltd. ADR[b]	1,335,700	55,418,193
Shangri-La Asia, Ltd.	16,741,400	43,240,583
Cafe' de Coral Holdings, Ltd.	17,914,100	41,873,758
Home Inns & Hotels Management, Inc. ADR[b]	768,400	30,405,588
		227,244,418
Multiline Retail: 3.3%
Golden Eagle Retail Group, Ltd.	26,496,000	57,124,103
Parkson Retail Group, Ltd.	26,044,500	35,779,254
		92,903,357
Textiles, Apparel & Luxury Goods: 2.4%
Ports Design, Ltd.	14,983,500	34,536,721
Li Ning Co., Ltd.	12,019,000	20,216,052
Glorious Sun Enterprises, Ltd.	33,994,000	13,596,993
		68,349,766
Specialty Retail: 2.3%
Belle International Holdings, Ltd.	36,326,000	66,627,424
Distributors: 2.2%
Li & Fung, Ltd.	12,329,200	63,051,455
Automobiles: 2.0%
Dongfeng Motor Group Co., Ltd. H Shares	34,316,000	58,376,318
Diversified Consumer Services: 1.8%
New Oriental Education & Technology Group, Inc. ADR[b]	505,200	50,555,364
Media: 0.7%
Television Broadcasts, Ltd.	3,270,000	19,166,076
Total Consumer Discretionary		646,274,178
FINANCIALS: 18.2%
Real Estate Management & Development: 6.4%
Hang Lung Group, Ltd.	9,166,000	56,807,005
Swire Pacific, Ltd. A Shares	3,234,500	47,373,270
China Vanke Co., Ltd. B Shares	34,264,750	44,931,311
China Resources Land, Ltd.	17,222,000	32,210,698
		181,322,284
Commercial Banks: 5.6%
BOC Hong Kong Holdings, Ltd.	19,354,500	63,100,403
China Merchants Bank Co., Ltd. H Shares	20,739,614	57,332,123
China Construction Bank Corp. H Shares	43,482,660	40,707,832
		161,140,358
	Shares	Value
Insurance: 4.3%
Ping An Insurance Group Co. of China, Ltd. H Shares	6,457,000	$65,374,361
China Life Insurance Co., Ltd. H Shares	12,671,000	47,351,999
China Life Insurance Co., Ltd. ADR	181,300	10,161,865
		122,888,225
Diversified Financial Services: 1.9%
Hong Kong Exchanges and Clearing, Ltd.	2,460,800	53,395,316
Total Financials		518,746,183
INFORMATION TECHNOLOGY: 14.3%
Internet Software & Services: 5.0%
Sina Corp.[b]	529,500	56,677,680
Tencent Holdings, Ltd.	2,036,100	49,585,181
NetEase.com, Inc. ADR[b]	739,100	36,592,841
		142,855,702
Computers & Peripherals: 2.7%
Lenovo Group, Ltd.	87,030,000	49,516,781
TPV Technology, Ltd.	45,168,000	27,147,701
		76,664,482
Communications Equipment: 2.5%
ZTE Corp. H Shares	15,079,254	69,981,689
Software: 2.2%
Kingdee International Software Group Co., Ltd.	100,534,000	63,111,992
Electronic Equipment, Instruments & Components: 1.9%
Digital China Holdings, Ltd.	28,075,000	52,949,388
Total Information Technology		405,563,253
INDUSTRIALS: 12.7%
Machinery: 4.4%
CSR Corp., Ltd. H Shares	51,450,000	52,760,229
China National Materials Co., Ltd. H Shares	53,092,000	47,743,137
Sany Heavy Equipment International Holdings Co., Ltd.	14,495,000	23,833,881
		124,337,247
Transportation Infrastructure: 3.6%
China Merchants Holdings International Co., Ltd.	17,418,581	73,465,894
GZI Transport, Ltd.	49,687,000	28,098,592
		101,564,486
Airlines: 1.6%
Air China, Ltd. H Shares[b]	49,583,900	45,815,899
Electrical Equipment: 1.5%
China High Speed Transmission Equipment Group Co., Ltd.	26,293,000	42,058,859
Industrial Conglomerates: 0.9%
NWS Holdings, Ltd.	16,525,914	25,279,835

matthewsasia.com | 800.789.ASIA 29

Matthews China Fund  March 31, 2011

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES: CHINA/HONG KONG (continued)

	Shares	Value
Construction & Engineering: 0.7%
China Railway Construction Corp., Ltd. H Shares	20,975,500	$21,815,318
Total Industrials		360,871,644
CONSUMER STAPLES: 11.5%
Food & Staples Retailing: 4.1%
Lianhua Supermarket Holdings Co., Ltd. H Shares†	15,801,000	62,801,347
China Resources Enterprise, Ltd.	13,234,000	53,767,352
		116,568,699
Food Products: 4.1%
Tingyi (Cayman Islands) Holding Corp.	25,185,000	61,561,338
China Yurun Food Group, Ltd.	16,111,000	53,995,498
		115,556,836
Household & Personal Products: 1.7%
Hengan International Group Co., Ltd.	6,610,500	49,020,088
Beverages: 1.6%
Tsingtao Brewery Co., Ltd. H Shares	9,707,000	46,240,842
Total Consumer Staples		327,386,465
ENERGY: 8.0%
Oil, Gas & Consumable Fuels: 6.1%
CNOOC, Ltd.	32,433,000	81,958,921
China Shenhua Energy Co., Ltd. H Shares	12,503,000	58,848,654
China Petroleum & Chemical Corp. (Sinopec) H Shares	32,904,000	32,855,117
		173,662,692
Energy Equipment & Services: 1.9%
China Oilfield Services, Ltd. H Shares	24,186,000	54,620,831
Total Energy		228,283,523
UTILITIES: 5.3%
Electric Utilities: 2.6%
Cheung Kong Infrastructure Holdings, Ltd.	15,431,500	72,910,900
Gas Utilities: 1.9%
Hong Kong & China Gas Co., Ltd.	23,045,653	55,292,938
Independent Power Producers & Energy Traders: 0.8%
China Longyuan Power Group Corp. H Shares[b]	19,836,000	21,309,268
Total Utilities		149,513,106
TELECOMMUNICATION SERVICES: 4.3%
Wireless Telecommunication Services: 2.8%
China Mobile, Ltd.	6,223,583	57,449,884
China Mobile, Ltd. ADR	489,600	22,639,104
		80,088,988
	Shares	Value
Diversified Telecommunication Services: 1.5%
China Communications Services Corp., Ltd. H Shares	68,376,000	$41,586,098
Total Telecommunication Services		121,675,086
HEALTH CARE: 2.2%
Health Care Providers & Services: 1.4%
Sinopharm Group Co., Ltd. H Shares	10,978,400	38,932,110
Health Care Equipment & Supplies: 0.8%
Mindray Medical International, Ltd. ADR[b]	973,268	24,526,354
Total Health Care		63,458,464
TOTAL INVESTMENTS: 99.2%		2,821,771,902
(Cost $1,999,262,043c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 0.8%		21,730,294
NET ASSETS: 100.0%		$2,843,502,196

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $2,001,744,160 and net unrealized appreciation consists of:

Gross unrealized appreciation	$885,760,595
Gross unrealized depreciation	(65,732,853)
Net unrealized appreciation	$820,027,742

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR  American Depositary Receipt

See accompanying notes to schedules of investments.

30 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Sharat Shroff, CFA

Lead Manager

Sunil Asnani

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MINDX	MIDNX
CUSIP	577130859	577130768
Inception	10/31/05	10/29/10
NAV	$20.36	$20.36
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.18%	0.99%

Portfolio Statistics

Total # of Positions	53
Net Assets	$1.1 billion
Weighted Average Market Cap	$11.2 billion
Portfolio Turnover	6.14%[2]

Benchmark

Bombay Stock Exchange 100 Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in publicly traded common stocks, preferred stocks and convertible securities of companies located in India.

1  Gross expense ratio for Institutional Class is annualized. Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2010 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews India Fund

Portfolio Manager Commentary

For the quarter ending March 31, 2011, the Matthews India Fund declined –5.26% (Investor Class) and –5.21% (Institutional Class), while its benchmark, the Bombay Stock Exchange (BSE) 100, returned –5.08%, making it one of the worst-performing equity markets in the region. The BSE Small Cap and BSE Mid Cap indices declined –15.13% and –11.52%, respectively. As we discussed at the end of last year, relatively higher valuations combined with rising interest rates and commodity prices left companies vulnerable to earnings-related disappointments. While our concerns were partly realized, the uncertain global environment did not help, and foreign institutional investors (FII) pulled US$2 billion out of the Indian market over the first two months of the quarter, negatively impacting stock prices.

The tough macroeconomic environment is starting to manifest itself in corporate earnings and, for the first time in nearly two years, smaller and mid-size companies underperformed their larger peers primarily due to erosions in margins. In addition to company-specific issues, the portfolio's holdings were not immune to macro pressures. The stress was particularly acute for some companies operating in the industrial segment, such as Thermax—a manufacturer of captive power and pollution control equipment. The current environment led to a sharp cyclical slowdown in order flows for the firm's products as clients delayed capital expenditure plans. The slowdown in the order backlog is beyond management's control but we are encouraged that the company is continuing to invest in its technological capabilities to support long-term growth opportunities. With a strong balance sheet and robust business model, Thermax should likely benefit from a pickup in investment activity in India.

Since the middle of last year, we have attempted to raise the portfolio's allocation to foreign currency convertible bonds (FCCB), which has historically ranged from mid-single to high-single digits. At the end of last year, the allocation to FCCBs was about 8% as we were drawn to the right combination of an attractive implied equity risk premium (in the context of a volatile market) and yield (in the context of falling dividend yield in equities). This increase has helped the portfolio weather the sharp decline in the small- and mid-cap segment of the market. That said, we have started to partly reverse this positioning as we find better value in equities.

The portfolio remains committed to a bottom-up approach to finding secular growth opportunities. In spite of an inflationary environment in India that is likely to favor commodities, the Fund has hesitated to invest aggressively in that industry due to the risk of direct and indirect government intervention. Some of these concerns came to the fore over the last few months with central and state governments placing artificial constraints on resource-oriented companies and crimping the performance of stocks in these sectors.

By contrast, we continue to seek good opportunities in the industrials sector as we believe that capacity in several segments of the economy is being well utilized, and that the infrastructure deficit must be reduced if India is to sustain high economic growth. In selecting stocks, we try to avoid companies geared toward mega projects that may get mired in issues such as land acquisition. Instead, we focus on businesses with greater visibility into their plans. It remains our view that the Indian economy is one of the few in the world with the potential to sustain and even accelerate economic growth, and provide attractive investing opportunities.

matthewsasia.com | 800.789.ASIA 31

PERFORMANCE AS OF MARCH 31, 2011

Institutional Class Shares were first offered on October 29, 2010. Performance since that date was -7.12%. Performance for the Institutional Class shares prior to its inception is based on the performance of the Investor Class. The Institutional and Investor Classes would have substantially similar returns because the shares are invested in the same portfolio of securities and the annual returns would only differ to the extent that the classes do not have the same expenses.

				Average Annual Total Returns
	Inception Date	3 Months	1 Year	3 Years	5 Years	Since Inception
Investor Class (MINDX)	10/31/05	-5.26%	14.84%	6.60%	11.80%	17.25%
Institutional Class (MIDNX)	10/29/10	-5.21%	14.89%	6.62%	11.81%	17.26%
Bombay Stock Exchange 100 Index[3]		-5.08%	10.80%	4.61%	12.75%	19.46%
Lipper Emerging Markets Funds Category Average[4]		0.44%	16.44%	2.11%	8.40%	12.81%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 56 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS5

	Sector	% of Net Assets
Exide Industries, Ltd.	Consumer Discretionary	4.0%
Infosys Technologies, Ltd.	Information Technology	3.7%
HDFC Bank, Ltd.	Financials	3.5%
ICICI Bank, Ltd.	Financials	3.4%
Sun Pharmaceutical Industries, Ltd.	Health Care	3.4%
Crompton Greaves, Ltd.	Industrials	3.1%
ITC, Ltd.	Consumer Staples	3.1%
Gail India, Ltd.	Utilities	3.0%
Container Corp. of India, Ltd.	Industrials	3.0%
Asian Paints, Ltd.	Materials	2.7%
% OF ASSETS IN TOP TEN		32.9%

SECTOR ALLOCATION (%)

Financials	25.5
Industrials	17.1
Information Technology	10.9
Consumer Discretionary	10.6
Materials	10.0
Consumer Staples	7.9
Utilities	6.9
Health Care	5.9
Energy	2.5
Telecommunication Services	2.5
Cash and Other Assets, Less Liabilities	0.2

MARKET CAP EXPOSURE (%)6

Large Cap (over $5B)	44.1
Mid Cap ($1B–$5B)	37.4
Small Cap (under $1B)	18.3
Cash and Other Assets, Less Liabilities	0.2

5  Holdings may combine more than one security from same issuer and related depositary receipts.

6  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

32 MATTHEWS ASIA FUNDS

Matthews India Fund  March 31, 2011

Schedule of Investments (unaudited)

COMMON EQUITIES: 93.6%

	Shares	Value
FINANCIALS: 25.5%
Commercial Banks: 15.8%
Allahabad Bank	5,969,668	$30,755,269
ICICI Bank, Ltd.	1,195,000	29,910,506
Axis Bank, Ltd.	815,032	25,657,196
Corporation Bank	1,719,331	24,528,274
HDFC Bank, Ltd.	403,033	21,200,919
Oriental Bank of Commerce	2,400,124	20,938,855
HDFC Bank, Ltd. ADR	107,227	18,222,156
ICICI Bank, Ltd. ADR	178,283	8,883,842
		180,097,017
Diversified Financial Services: 3.7%
Kotak Mahindra Bank, Ltd.	2,150,000	22,073,719
Infrastructure Development Finance Co., Ltd.	5,911,855	20,494,961
		42,568,680
Consumer Finance: 2.4%
Shriram Transport Finance Co., Ltd.	1,497,977	26,738,192
Real Estate Management & Development: 1.9%
Ascendas India Trust	29,043,000	22,004,018
Thrifts & Mortgage Finance: 1.7%
Housing Development Finance Corp.	1,225,000	19,261,576
Total Financials		290,669,483
INDUSTRIALS: 17.1%
Machinery: 6.5%
Ashok Leyland, Ltd.	19,011,277	24,235,701
Jain Irrigation Systems, Ltd.	5,680,635	22,788,779
Thermax, Ltd.	1,078,128	14,575,701
AIA Engineering, Ltd.	1,599,541	12,494,677
		74,094,858
Electrical Equipment: 3.1%
Crompton Greaves, Ltd.	5,857,500	35,825,387
Road & Rail: 3.0%
Container Corp. of India, Ltd.	1,260,386	33,916,946
Construction & Engineering: 1.6%
Larsen & Toubro, Ltd.	501,660	18,582,625
Industrial Conglomerates: 1.5%
MAX India, Ltd.[a]	4,813,102	17,241,687
Transportation Infrastructure: 1.4%
Gujarat Pipavav Port, Ltd.[a]	10,700,000	15,367,979
Total Industrials		195,029,482
INFORMATION TECHNOLOGY: 10.6%
IT Services: 6.0%
CMC, Ltd.	557,827	26,036,930
Infosys Technologies, Ltd.	341,281	24,805,339
Infosys Technologies, Ltd. ADR	238,179	17,077,434
		67,919,703
	Shares	Value
Internet Software & Services: 2.6%
Info Edge India, Ltd.	2,013,454	$30,293,238
Software: 2.0%
Polaris Software Lab, Ltd.	4,300,318	18,210,899
Financial Technologies India, Ltd.	240,752	4,663,339
		22,874,238
Total Information Technology		121,087,179
CONSUMER DISCRETIONARY: 10.6%
Media: 5.0%
Sun TV Network, Ltd.	2,620,127	26,395,158
Jagran Prakashan, Ltd.	5,908,207	17,037,682
Dish TV India, Ltd.[a]	4,737,097	7,127,687
Other Investments		5,928,210
		56,488,737
Auto Components: 4.0%
Exide Industries, Ltd.	14,001,491	45,038,993
Textiles, Apparel & Luxury Goods: 1.6%
Titan Industries, Ltd.	219,691	18,776,573
Total Consumer Discretionary		120,304,303
CONSUMER STAPLES: 7.9%
Personal Products: 4.8%
Emami, Ltd.	3,152,712	28,321,032
Dabur India, Ltd.	12,279,430	26,461,559
		54,782,591
Tobacco: 3.1%
ITC, Ltd.	8,730,000	35,648,234
Total Consumer Staples		90,430,825
MATERIALS: 7.5%
Chemicals: 5.8%
Asian Paints, Ltd.	547,500	31,009,654
Castrol India, Ltd.	2,296,000	22,728,315
Grasim Industries, Ltd.	224,459	12,366,259
		66,104,228
Metals & Mining: 1.7%
NMDC, Ltd.	2,995,923	19,112,907
Total Materials		85,217,135
HEALTH CARE: 5.9%
Pharmaceuticals: 5.9%
Sun Pharmaceutical Industries, Ltd.	3,852,300	38,224,975
Glenmark Pharmaceuticals, Ltd.	2,698,091	17,164,445
Cipla India, Ltd.	1,627,714	11,740,200
Total Health Care		67,129,620

matthewsasia.com | 800.789.ASIA 33

Matthews India Fund  March 31, 2011

Schedule of Investments (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
UTILITIES: 4.6%
Gas Utilities: 3.0%
Gail India, Ltd.	3,294,751	$34,281,073
Electric Utilities: 1.6%
CESC, Ltd.	2,541,650	17,685,256
Total Utilities		51,966,329
ENERGY: 2.5%
Oil, Gas & Consumable Fuels: 2.5%
Reliance Industries, Ltd.	1,225,742	28,835,653
Total Energy		28,835,653
TELECOMMUNICATION SERVICES: 1.4%
Wireless Telecommunication Services: 1.4%
Bharti Airtel, Ltd.	1,994,382	15,983,678
Total Telecommunication Services		15,983,678
TOTAL COMMON EQUITIES		1,066,653,687
(Cost $763,597,643)

INTERNATIONAL BONDS: 6.2%

	Face Amount
MATERIALS: 2.5%
Metals & Mining: 2.5%
Welspun Corp., Ltd., Cnv. 4.500%, 10/17/14	$17,200,000	17,673,000
Sesa Goa, Ltd., Cnv. 5.000%, 10/31/14	9,500,000	10,580,625
Total Materials		28,253,625
UTILITIES: 2.3%
Electric Utilities: 2.3%
Tata Power Co., Ltd., Cnv. 1.750%, 11/21/14	23,500,000	26,496,250
Total Utilities		26,496,250
TELECOMMUNICATION SERVICES: 1.1%
Wireless Telecommunication Services: 1.1%
Reliance Communications, Ltd., Cnv. 0.000%, 03/01/12	10,500,000	12,416,250
Total Telecommunication Services		12,416,250
	Shares	Value
INFORMATION TECHNOLOGY: 0.3%
Software: 0.3%
Financial Technologies India, Ltd., Cnv. 0.000%, 12/21/11	2,500,000	$3,512,500
Total Information Technology		3,512,500
TOTAL INTERNATIONAL BONDS		70,678,625
(Cost $71,557,152)
TOTAL INVESTMENTS: 99.8%		1,137,332,312
(Cost $835,154,795b)
CASH AND OTHER ASSETS, LESS LIABILITIES: 0.2%		2,239,710
NET ASSETS: 100.0%		$1,139,572,022

a  Non-income producing security.

b  Cost for federal income tax purposes is $835,897,574 and net unrealized appreciation consists of:

Gross unrealized appreciation	$322,378,905
Gross unrealized depreciation	(20,944,167)
Net unrealized appreciation	$301,434,738

ADR  American Depositary Receipt

Cnv.  Convertible

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund's holdings, as information on particular holdings may have been withheld if it was in the Fund's interest to do so.

34 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Taizo Ishida

Lead Manager

Kenichi Amaki

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MJFOX	MIJFX
CUSIP	577130800	577130792
Inception	12/31/98	10/29/10
NAV	$12.20	$12.21
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.30%	1.08%

Portfolio Statistics

Total # of Positions	67
Net Assets	$106.2 million
Weighted Average Market Cap	$13.5 billion
Portfolio Turnover	46.29%[2]

Benchmarks

MSCI Japan Index

Tokyo Stock Price Index (TOPIX)

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Japan.

1  Gross expense ratio for Institutional Class is annualized. Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2010 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Japan Fund

Portfolio Manager Commentary

For the quarter ending March 31, 2011, the Matthews Japan Fund declined –2.63%, (Investor Class) and –2.55% (Institutional Class) while its benchmark, the MSCI Japan Index, fell –4.85%.

We must begin this commentary by recognizing the tragic events that occurred on March 11, when a magnitude 9.0 earthquake and resulting tsunami struck northeastern Japan. All told, more than 27,000 people have either died or are missing, and the destruction is estimated to cost about 5% of Japan's GDP. Power shortages are ongoing concerns for the greater Tokyo area and the northern Tohoku region, the area directly impacted by the quake. Nuclear radiation worries also continue to plague all residents of Japan. However, one hopeful development amid the discouraging news is that factories in northern Japan are recovering faster than anticipated from the physical damage wrought by the disaster, though it may take several more months for them to be fully operational.

Prior to the earthquake, the Japanese market was off to a good start for the quarter, with the MSCI Japan Index rising nearly 4% in local currency terms through March 10. After disaster struck, the market dropped about 16% over the next two trading days. From its low on March 15, the market rallied back some 12%, but ultimately ended the quarter down. The market saw a surge of speculative buying by short-term, opportunistic investors, but because not all stocks moved in tandem, the market remained at the bottom of its historical valuation range at the end of the quarter.

Given the quarter's extraordinary events, the Fund held up relatively well due in part to our stock selection in the information technology sector, and partly from our avoidance of utilities; the utilities sector as a whole dropped 26% for the quarter after the nuclear disaster. Tokyo Electric Power, the operator of the Fukushima Daiichi nuclear plant and one the benchmark's largest stocks, plummeted by nearly 80% during the quarter. In the IT sector, the Fund's semiconductor holdings, such as Toshiba and Elpida Memory did not fare well due to global supply chain disruptions caused by the quake. Meanwhile, two mobile Internet firms, GMO Payment Gateway and GREE, were the largest contributors to performance. Both firms have previously seen impressive user growth, particularly with the increased popularity of smartphones, and neither was negatively impacted by the earthquake.

Other contributors to Fund performance were Asahi, a domestic bicycle retailer, and Asahi Intecc, a health care stock. Both are small-capitalization stocks, but the two firms have quite different growth drivers. Asahi currently operates only in Japan although it has ambitions to expand into China. Asahi Intecc, on the other hand, is a global medical device company with increasing market share in Asia. While Asahi's net profit grew 32% over the last five years, Asahi Intecc grew 9% during the same period. Asahi Intecc's growth prospects over the next five years stand to benefit due to a renewed contract agreement with Abbott Laboratories, which handles U.S. sales of the firm's main product, guide wires used in coronary angioplasty procedures.

Among the portfolio's worst performers for the quarter were real estate-related firms Kenedix, Hajime Construction and Goldcrest. Before any reassessment of construction demand had even been made, real estate-related firms were sold off as investors feared the industry would be impacted by Japan's nuclear problems—bringing share prices down to historic lows.

Looking ahead, the market may continue to see more volatility until Japan finds some resolution to its nuclear problems. However, we think the current market provides good investment opportunities as we believe long-term fundamentals remain strong for select Japanese companies. We would also like to reiterate once again that, as Japan struggles to cope with the recent events, our thoughts and prayers are with all those affected by the tragedy.

matthewsasia.com | 800.789.ASIA 35

PERFORMANCE AS OF MARCH 31, 2011

Institutional Class Shares were first offered on October 29, 2010. Performance since that date was 8.38%. Performance for the Institutional Class shares prior to its inception is based on the performance of the Investor Class. The Institutional and Investor Classes would have substantially similar returns because the shares are invested in the same portfolio of securities and the annual returns would only differ to the extent that the classes do not have the same expenses.

				Average Annual Total Returns
	Inception Date	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception
Investor Class (MJFOX)	12/31/98	-2.63%	12.21%	-1.42%	-6.14%	1.35%	4.07%
Institutional Class (MIJFX)	10/29/10	-2.55%	12.30%	-1.40%	-6.13%	1.36%	4.08%
MSCI Japan Index[3]		-4.85%	1.60%	-3.48%	-4.57%	1.52%	1.77%
Tokyo Stock Price Index[3]		-3.58%	2.13%	-2.96%	-5.02%	1.60%	2.06%
Lipper Japanese Funds Category Average[4]		-4.96%	0.13%	-6.79%	-9.94%	-1.63%	2.93%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted montly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 56 for index definitions.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS5

	Sector	% of Net Assets
ITOCHU Corp.	Industrials	3.3%
ORIX Corp.	Financials	3.1%
Nissan Motor Co., Ltd.	Consumer Discretionary	3.0%
Honda Motor Co., Ltd.	Consumer Discretionary	3.0%
GMO Payment Gateway, Inc.	Information Technology	2.2%
Kyocera Corp.	Information Technology	2.1%
Fast Retailing Co., Ltd.	Consumer Discretionary	2.0%
Softbank Corp.	Telecommunication Services	2.0%
Nidec Corp.	Industrials	1.9%
Rinnai Corp.	Consumer Discretionary	1.9%
% OF ASSETS IN TOP TEN		24.5%

SECTOR ALLOCATION (%)

Industrials	21.1
Consumer Discretionary	19.2
Information Technology	16.3
Financials	14.0
Consumer Staples	6.5
Health Care	6.5
Materials	5.7
Telecommunication Services	5.6
Energy	1.7
Cash and Other Assets, Less Liabilities	3.4

MARKET CAP EXPOSURE (%)6

Large Cap (over $5B)	46.5
Mid Cap ($1B–$5B)	25.5
Small Cap (under $1B)	24.6
Cash and Other Assets, Less Liabilities	3.4

5  Holdings may combine more than one security from same issuer and related depositary receipts.

6  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

36 MATTHEWS ASIA FUNDS

Matthews Japan Fund  March 31, 2011

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 96.6%

	Shares	Value
INDUSTRIALS: 21.1%
Machinery: 9.4%
Komatsu, Ltd.	56,300	$1,912,088
Ebara Corp.	301,000	1,606,684
Nabtesco Corp.	60,000	1,509,017
Kubota Corp.	132,000	1,244,145
Hoshizaki Electric Co., Ltd.	66,100	1,204,708
FANUC CORP.	6,400	968,694
The Japan Steel Works, Ltd.	106,000	829,598
Other Investments		738,830
		10,013,764
Trading Companies & Distributors: 5.0%
ITOCHU Corp.	330,400	3,459,707
Marubeni Corp.	257,000	1,850,721
		5,310,428
Commercial Services & Supplies: 2.6%
JP-Holdings, Inc.	90,600	1,557,562
Oyo Corp.	120,900	1,180,221
		2,737,783
Electrical Equipment: 1.9%
Nidec Corp.	23,300	2,016,831
Construction & Engineering: 1.2%
Toshiba Plant Systems & Services Corp.	114,000	1,289,661
Marine: 1.0%
Mitsui OSK Lines, Ltd.	186,000	1,071,099
Total Industrials		22,439,566
CONSUMER DISCRETIONARY: 19.2%
Automobiles: 7.4%
Nissan Motor Co., Ltd.	363,200	3,222,428
Honda Motor Co., Ltd.	84,200	3,163,320
Yamaha Motor Co., Ltd.[b]	81,600	1,424,419
		7,810,167
Specialty Retail: 4.6%
Fast Retailing Co., Ltd.	17,300	2,165,100
Asahi Co., Ltd.	81,300	1,446,550
Point, Inc.	31,730	1,327,487
		4,939,137
Household Durables: 4.6%
Rinnai Corp.	30,200	2,004,136
Sony Corp.	47,500	1,521,279
HAJIME CONSTRUCTION Co., Ltd.	56,900	1,327,074
		4,852,489
Auto Components: 1.1%
Koito Manufacturing Co., Ltd.	70,000	1,121,784
Internet & Catalog Retail: 0.9%
Dena Co., Ltd.	27,800	1,004,316
	Shares	Value
Diversified Consumer Services: 0.6%
Benesse Holdings, Inc.	16,100	$659,059
Total Consumer Discretionary		20,386,952
INFORMATION TECHNOLOGY: 16.3%
Electronic Equipment, Instruments & Components: 7.6%
Kyocera Corp.	22,000	2,229,622
Hamamatsu Photonics, K.K.	40,100	1,588,477
Murata Manufacturing Co., Ltd.	21,900	1,577,074
Nippon Electric Glass Co., Ltd.	105,000	1,487,016
Keyence Corp.	4,497	1,151,011
		8,033,200
Internet Software & Services: 2.9%
Kakaku.com, Inc.	293	1,632,670
Gree, Inc.	83,200	1,395,335
		3,028,005
IT Services: 2.2%
GMO Payment Gateway, Inc.	654	2,382,327
Semiconductors & Semiconductor Equipment: 1.4%
Elpida Memory, Inc.[b]	118,400	1,524,482
Computers & Peripherals: 1.4%
Toshiba Corp.	304,000	1,487,473
Software: 0.8%
Nintendo Co., Ltd.	3,200	864,439
Total Information Technology		17,319,926
FINANCIALS: 14.0%
Diversified Financial Services: 6.0%
ORIX Corp.	35,490	3,323,721
Osaka Securities Exchange Co., Ltd.	357	1,791,867
IBJ Leasing Co., Ltd.	52,100	1,252,705
		6,368,293
Real Estate Management & Development: 2.8%
Goldcrest Co., Ltd.	81,050	1,590,209
Kenedix, Inc.[b]	6,656	1,350,725
		2,940,934
Capital Markets: 1.6%
Jafco Co., Ltd.	47,400	1,219,476
Nomura Holdings, Inc.	98,500	515,118
		1,734,594
Real Estate Investment Trusts: 1.3%
United Urban Investment Corp., REIT	1,102	1,392,404
Insurance: 1.2%
Anicom Holdings, Inc.[b]	35,600	1,271,123
Commercial Bank: 1.1%
Mitsubishi UFJ Financial Group, Inc.	263,100	1,214,600
Total Financials		14,921,948

matthewsasia.com | 800.789.ASIA 37

Matthews Japan Fund  March 31, 2011

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
CONSUMER STAPLES: 6.5%
Food & Staples Retailing: 1.8%
Daikokutenbussan Co., Ltd.	60,700	$1,947,683
Tobacco: 1.6%
Japan Tobacco, Inc.	483	1,744,909
Household Products: 1.6%
Pigeon Corp.	53,500	1,674,850
Food Products: 1.5%
Hokuto Corp.	70,200	1,581,568
Total Consumer Staples		6,949,010
HEALTH CARE: 6.5%
Health Care Equipment & Supplies: 3.7%
Asahi Intecc Co., Ltd.	86,000	1,793,821
Sysmex Corp.	35,800	1,266,213
Mani, Inc.	27,500	942,234
		4,002,268
Health Care Providers & Services: 1.7%
Ship Healthcare Holdings, Inc.	142,600	1,794,929
Pharmaceuticals: 1.1%
Eisai Co., Ltd.	21,100	756,942
Otsuka Holdings Co., Ltd.	15,600	385,405
		1,142,347
Total Health Care		6,939,544
MATERIALS: 5.7%
Chemicals: 4.3%
Denki Kagaku Kogyo, K.K.	315,000	1,552,657
Kanto Denka Kogyo Co., Ltd.	141,000	1,047,584
JSR Corp.	52,000	1,043,376
Kansai Paint Co., Ltd.	107,000	927,470
		4,571,087
Metals & Mining: 1.4%
Hitachi Metals, Ltd.	116,000	1,461,505
Total Materials		6,032,592
TELECOMMUNICATION SERVICES: 5.6%
Wireless Telecommunication Services: 5.6%
Softbank Corp.	51,900	2,071,508
KDDI Corp.	311	1,925,523
NTT DoCoMo, Inc.	1,085	1,907,033
Total Telecommunication Services		5,904,064
	Shares	Value
ENERGY: 1.7%
Oil, Gas & Consumable Fuels: 1.7%
JX Holdings, Inc.	262,300	$1,765,905
Total Energy		1,765,905
TOTAL INVESTMENTS: 96.6%		102,659,507
(Cost $92,641,807c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 3.4%		3,576,847
NET ASSETS: 100.0%		$106,236,354

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $92,699,234 and net unrealized appreciation consists of:

Gross unrealized appreciation	$14,756,949
Gross unrealized depreciation	(4,796,676)
Net unrealized appreciation	$9,960,273

REIT  Real Estate Investment Trust

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund's holdings, as information on particular holdings may have been withheld if it was in the Fund's interest to do so.

38 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

J. Michael Oh

Lead Manager

Michael B. Han, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MAKOX	MIKOX
CUSIP	577130305	577130826
Inception	1/3/95	10/29/10
NAV	$5.37	$5.37
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.21%	0.91%

Portfolio Statistics

Total # of Positions	54
Net Assets	$182.0 million
Weighted Average Market Cap	$25.3 billion
Portfolio Turnover	39.05%[2]

Benchmark

Korea Composite Stock Price Index (KOSPI)

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in South Korea.

1  Gross expense ratio for Institutional Class is annualized. Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2010 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Korea Fund

Portfolio Manager Commentary

For the quarter ending March 31, 2011, the Matthews Korea Fund gained 4.48% (Investor and Institutional Class), while its benchmark, the Korea Composite Stock Price Index, returned 5.72%.

It was a volatile quarter globally, marked by upheaval in the Middle East and a devastating earthquake and nuclear crisis in Japan. The conflicts in the Middle East had little direct impact on South Korea's economy, but the resulting rise in oil prices impacted equity markets. The devastation in Japan more directly affected the Korean economy as power constraints and other issues in Japan led to some disruptions in the technology supply chain. The semiconductor industry was notably impacted since most wafers used in semiconductors are imported from Japan. With Japan's crisis still ongoing, it remains uncertain just how long the disruptions may continue and exactly when Japan may restore its power supply to pre-earthquake levels.

Despite the short-term disruption in the technology supply chain, we expect the situation may serve to benefit some Korean technology and automotive firms over the long term, as these companies have already sought to replace imports with products from domestic suppliers. This trend is likely to accelerate and benefit domestic component makers. Japan's recent difficulties may also lead foreign multinational corporations to increasingly turn to Korean firms for sourcing as they attempt to further diversify. In this sense, some Korean companies, such as automakers that compete directly with Japanese firms, may see gains. Korean automakers have not suffered severe production problems due to Japan's earthquake as they source the majority of their components from domestic suppliers.

In fact, automaker Kia Motors was the biggest contributor to Fund performance during the quarter. Kia continued to perform well this year even following its strong performance in 2010. The firm gained further global market share as it rolled out new models in more markets. Hyundai Motor also performed very well during the first quarter, likewise increasing its market share with new models and improved quality.

On a sector basis, the Fund's consumer discretionary and financial holdings performed well while holdings in the health care sector hurt performance. The health care sector underperformed as investors favored companies in more cyclical industries that showed a strong upturn in earnings during the quarter. However, we remain confident in the health care sector's long-term growth opportunities and continue to hold these names in the portfolio.

Inflation—especially related to gas and food prices—has hurt consumer sentiment, and is a factor we continue to monitor. Attempts by Korean officials to address the country's inflation woes have led to limited success. The higher-than-expected inflation may lead to volatility in the short term. Meanwhile, Korea's currency, the won, has been strengthening steadily, and a rapid appreciation may also negatively impact exporters over the short term.

During the quarter, Korea moved closer in line with global financial reporting standards by embracing International Financial Reporting Standards (IFRS). With the exception of financial institutions, companies listed in Korea with assets of more than approximately US$2 billion will be required to comply with IFRS. We believe that the implementation of IFRS will better enhance transparency and the overall quality of financial reporting standards in Korea and further improve global investor confidence in the Korean equity market.

matthewsasia.com | 800.789.ASIA 39

PERFORMANCE AS OF MARCH 31, 2011

Institutional Class Shares were first offered on October 29, 2010. Performance since that date was 13.37%. Performance for the Institutional Class shares prior to its inception is based on the performance of the Investor Class. The Institutional and Investor Classes would have substantially similar returns because the shares are invested in the same portfolio of securities and the annual returns would only differ to the extent that the classes do not have the same expenses.

				Average Annual Total Returns
	Inception Date	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception
Investor Class (MAKOX)	1/3/95	4.48%	25.56%	5.54%	4.76%	19.73%	6.00%
Institutional Class (MIKOX)	10/29/10	4.48%	25.56%	5.54%	4.76%	19.73%	6.00%
Korea Composite Stock Price Index[3]		5.72%	28.37%	4.90%	8.08%	19.48%	3.96%
Lipper Pacific ex Japan Funds Category Average[4]		0.84%	18.86%	6.22%	10.96%	14.17%	6.95%[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 56 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

5  Calculated from 12/31/94.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
Samsung Electronics Co., Ltd.	Information Technology	12.4%
Kia Motors Corp.	Consumer Discretionary	4.1%
Shinhan Financial Group Co., Ltd.	Financials	3.3%
POSCO	Materials	3.2%
LG Chem, Ltd.	Materials	3.1%
Dongbu Insurance Co., Ltd.	Financials	3.0%
KB Financial Group, Inc.	Financials	2.9%
Hyundai Mobis	Consumer Discretionary	2.7%
SK Telecom Co., Ltd.	Telecommunication Services	2.5%
Hyundai Motor Co., Ltd., 2nd Pfd.	Consumer Discretionary	2.4%
% OF ASSETS IN TOP TEN		39.6%

SECTOR ALLOCATION (%)

Consumer Discretionary	24.9
Information Technology	20.3
Financials	19.9
Materials	10.4
Industrials	7.5
Consumer Staples	6.5
Telecommunication Services	3.5
Health Care	2.7
Energy	2.3
Cash and Other Assets, Less Liabilities	2.0

MARKET CAP EXPOSURE (%)7

Large Cap (over $5B)	61.4
Mid Cap ($1B–$5B)	27.4
Small Cap (under $1B)	9.2
Cash and Other Assets, Less Liabilities	2.0

6  Holdings may combine more than one security from same issuer and related depositary receipts.

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

40 MATTHEWS ASIA FUNDS

Matthews Korea Fund  March 31, 2011

Schedule of Investments (unaudited)

COMMON EQUITIES: SOUTH KOREA: 94.5%

	Shares	Value
CONSUMER DISCRETIONARY: 22.5%
Automobiles: 6.4%
Kia Motors Corp.	118,890	$7,478,381
Hyundai Motor Co.	22,590	4,180,473
		11,658,854
Hotels, Restaurants & Leisure: 4.5%
Shinsegae Food Co., Ltd.	43,722	3,415,812
Modetour Network, Inc.	93,634	2,949,136
Grand Korea Leisure Co., Ltd.	125,430	1,892,398
		8,257,346
Auto Components: 4.2%
Hyundai Mobis	16,724	4,993,035
Hankook Tire Co., Ltd.	79,330	2,592,625
		7,585,660
Media: 2.4%
Cheil Worldwide, Inc.	180,720	2,388,842
CJ CGV Co., Ltd.	84,200	1,988,040
		4,376,882
Multiline Retail: 2.1%
Hyundai Department Store Co., Ltd.	28,674	3,711,845
Internet & Catalog Retail: 1.7%
Hyundai Home Shopping Network Corp.	27,944	3,095,124
Household Durables: 1.2%
LG Electronics, Inc.	22,871	2,189,211
Total Consumer Discretionary		40,874,922
INFORMATION TECHNOLOGY: 20.3%
Semiconductors & Semiconductor Equipment: 12.4%
Samsung Electronics Co., Ltd.	26,644	22,637,502
Electronic Equipment, Instruments & Components: 4.0%
LG Display Co., Ltd. ADR	186,700	2,936,791
Samsung Electro-Mechanics Co., Ltd.	20,541	2,200,253
Uju Electronics Co., Ltd.	80,270	2,078,188
		7,215,232
Internet Software & Services: 3.3%
NHN Corp.[a]	17,843	3,114,941
Daum Communications Corp.	32,019	2,860,533
		5,975,474
Software: 0.6%
Neowiz Games Corp.[a]	25,141	1,152,826
Total Information Technology		36,981,034
FINANCIALS: 18.8%
Commercial Banks: 8.0%
Shinhan Financial Group Co., Ltd.	132,948	6,041,714
KB Financial Group, Inc.	100,030	5,243,379
Hana Financial Group, Inc.	73,410	3,175,445
		14,460,538
	Shares	Value
Insurance: 6.6%
Dongbu Insurance Co., Ltd.[a]	119,090	$5,439,089
Samsung Fire & Marine Insurance Co., Ltd.[a]	19,200	4,244,496
Hyundai Marine & Fire Insurance Co., Ltd.[a]	85,560	2,386,741
		12,070,326
Capital Markets: 3.3%
Kiwoom Securities Co., Ltd.[a]	69,758	3,777,406
Samsung Securities Co., Ltd.[a]	30,702	2,255,874
		6,033,280
Diversified Financial Services: 0.9%
NICE Information Service Co., Ltd.	62,489	1,674,804
Total Financials		34,238,948
MATERIALS: 10.4%
Chemicals: 6.6%
LG Chem, Ltd.	13,423	5,628,862
OCI Materials Co., Ltd.	23,728	2,902,865
Hyosung Corp.	27,709	2,222,883
KPX Chemical Co., Ltd.	23,837	1,199,510
		11,954,120
Metals & Mining: 3.8%
POSCO ADR	50,300	5,748,787
Poongsan Corp.	28,750	1,212,168
		6,960,955
Total Materials		18,915,075
INDUSTRIALS: 7.5%
Construction & Engineering: 3.9%
Samsung Engineering Co., Ltd.	16,905	3,220,881
Hyundai Engineering & Construction Co., Ltd.	37,341	2,696,027
HanmiParsons Co., Ltd.	120,600	1,198,359
		7,115,267
Electrical Equipment: 1.3%
LS Corp.	24,300	2,436,756
Commercial Services & Supplies: 1.1%
KEPCO Plant Service & Engineering Co., Ltd.	58,488	2,063,436
Industrial Conglomerates: 1.0%
Samsung Techwin Co., Ltd.	23,864	1,736,038
Building Products: 0.2%
LG Hausys, Ltd.	5,441	369,529
Total Industrials		13,721,026
CONSUMER STAPLES: 6.5%
Household Products: 1.8%
LG Household & Health Care, Ltd.	8,654	3,246,384
Personal Products: 1.6%
Amorepacific Corp.	3,041	2,896,983
Food Products: 1.5%
Orion Corp.	7,399	2,660,928

matthewsasia.com | 800.789.ASIA 41

Matthews Korea Fund  March 31, 2011

Schedule of Investments (unaudited) (continued)

COMMON EQUITIES: SOUTH KOREA (continued)

	Shares	Value
Food & Staples Retailing: 0.8%
Shinsegae Co., Ltd.	6,503	$1,547,275
Tobacco: 0.8%
KT&G Corp.	27,863	1,450,364
Total Consumer Staples		11,801,934
TELECOMMUNICATION SERVICES: 3.5%
Wireless Telecommunication Services: 2.5%
SK Telecom Co., Ltd.	15,490	2,308,779
SK Telecom Co., Ltd. ADR	119,700	2,251,557
		4,560,336
Diversified Telecommunication Services: 1.0%
KT Corp.	48,404	1,716,501
Total Telecommunication Services		6,276,837
HEALTH CARE: 2.7%
Pharmaceuticals: 2.7%
Yuhan Corp.	18,868	2,545,662
Dong-A Pharmaceutical Co., Ltd.	23,682	2,417,963
Total Health Care		4,963,625
ENERGY: 2.3%
Oil, Gas & Consumable Fuels: 2.3%
SK Innovation Co., Ltd.	21,588	4,152,485
Total Energy		4,152,485
TOTAL COMMON EQUITIES		171,925,886
(Cost $113,714,428)

PREFERRED EQUITIES: SOUTH KOREA: 3.5%

CONSUMER DISCRETIONARY: 2.4%
Automobiles: 2.4%
Hyundai Motor Co., Ltd., 2nd Pfd.	67,256	4,365,402
Total Consumer Discretionary		4,365,402
FINANCIALS: 1.1%
Insurance: 1.1%
Samsung Fire & Marine Insurance Co., Ltd., Pfd.[a]	24,840	1,990,461
Total Financials		1,990,461
TOTAL PREFERRED EQUITIES		6,355,863
(Cost $4,121,415)
TOTAL INVESTMENTS: 98.0%		178,281,749
(Cost $117,835,843b)
CASH AND OTHER ASSETS, LESS LIABILITIES: 2.0%		3,677,176
NET ASSETS: 100.0%		$181,958,925

a  Non-income producing security.

b  Cost for federal income tax purposes is $118,293,364 and net unrealized appreciation consists of:

Gross unrealized appreciation	$62,205,292
Gross unrealized depreciation	(2,216,907)
Net unrealized appreciation	$59,988,385

ADR  American Depositary Receipt

Pfd.  Preferred

See accompanying notes to schedules of investments.

42 MATTHEWS ASIA FUNDS

ASIA SMALL COMPANY STRATEGY

PORTFOLIO MANAGERS

Lydia So

Lead Manager

Michael B. Han, CFA

Co-Manager

FUND FACTS

Investor Class
Ticker	MSMLX
CUSIP	577125206
Inception	9/15/08
NAV	$20.65
Initial Investment	$2,500
Gross Expense Ratio	1.59%
After Fee Waiver, Reimbursement and Recoupment[1]	1.63%

Portfolio Statistics

Total # of Positions	77
Net Assets	$434.1 million
Weighted Average Market Cap	$1.4 billion
Portfolio Turnover	23.99%[2]

Benchmark

MSCI AC Asia ex Japan Small Cap Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of small companies located in Asia, excluding Japan.

1  The Advisor has contractually agreed to waive Matthews Asia Small Companies Fund's fees and reimburse expenses until at least April 30, 2012 to the extent needed to limit total annual operating expenses to 2.00%. Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2010 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Small Companies Fund

Portfolio Manager Commentary

For the quarter ending March 31, 2011, the Matthews Asia Small Companies Fund fell –2.41% while its benchmark, the MSCI All Country Asia ex Japan Small Cap Index, declined –2.70%. By comparison, the MSCI All Country Asia ex Japan Large Cap Index was up 1.50% for the same period. After outperforming its large-capitalization counterparts for the two years following the global financial crisis, small-cap equities lagged notably due to investor risk aversion amid the quarter's volatile global events.

Entering 2011, the main factors that contributed to Asia's weak market performance were concerns over inflationary pressures and their implications on corporate profitability, as well as anticipation over an environment of monetary tightening. In addition to these macroeconomic conditions, investors were also upset by a series of corruption scandals involving the Indian government. It is important to note that the Fund has historically maintained a sizeable weighting in India due to the growth potential and attractiveness of companies we identify through our bottom-up investment approach. Unfortunately, investors will oftentimes indiscriminately penalize all Indian equities in light of news about government corruption. During the quarter, this led India to be the largest detractor of Fund performance.

The Fund maintained its long-term, bottom-up focus on company fundamentals and has not been reactive to short-term "noise." In fact, we selectively added to the portfolio's Indian holdings, in which we have gained increased conviction, partly due to more attractive valuations. However, Jain Irrigation Systems is one Indian holding in which we detected a deviation from our initial investment thesis and, consequently, opted to exit the position. A manufacturer of micro-irrigation systems such as plastic pipes and sprinklers, the firm recently announced plans to establish a financial arm to offer loans to farmers. We feel that the company is stepping outside the scope of its core expertise and, as a result, may be compromising the strength of its balance sheet.

Despite the challenging macro environment that clouded the majority of the quarter, Fund performance recovered substantially in March due to strong performance from a broad range of holdings in a variety of industries in Korea, Malaysia, Indonesia and China. These holdings generally delivered solid earnings results that either met or beat market expectations. We remain convinced that bottom-up stock selection becomes even more critical to our portfolio strategy as companies add long-term value through stronger execution of their business models and expansion plans.

Dialog Group in Malaysia, the top contributor to Fund performance for the quarter, is a service provider to the oil and gas industry, which handles the construction and maintenance of plants and logistics. In an industry in which revenue profiles can be cyclical, Dialog has focused on building a recurring income base by operating storage tank facilities. We continue to favor Dialog's move toward highly value-added service offerings and expect this to positively impact profitability.

During the market sell-off we maintained our portfolio construct, but also took the opportunity to initiate a new position. We added Singapore's Amtek Engineering, which manufactures precision, mechanical components that are used in a wide variety of products such as cars, consumer electronics and power meters. We believe the company has excellent engineering expertise and is well-entrenched in the supply chain. Both factors should bode well for the company's growth over the long run, and Amtek should also benefit from Asia's increasing consumption demand.

Looking ahead, we believe that the health of Asia's economies and companies should remain strong and structurally sound. We are mindful of global events and their impact to the portfolio, but remain confident that high-quality companies should prevail through a variety of investment cycles over the long term.

Closed to most new investors as of November 12, 2010.

matthewsasia.com | 800.789.ASIA 43

PERFORMANCE AS OF MARCH 31, 2011

			Average Annual Total Returns
	3 Months	1 Year	Inception 9/15/08
Investor Class (MSMLX)	-2.41%	25.90%	34.44%
MSCI AC Asia ex Japan Small Cap Index[3]	-2.70%	16.22%	25.37%
Lipper Pacific ex Japan Funds Category Average[4]	0.84%	18.86%	22.54%[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Plotted monthly. The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 56 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

5  Calculated from 9/30/08.

TOP TEN HOLDINGS6

	Country	% of Net Assets
St. Shine Optical Co., Ltd.	Taiwan	3.1%
Dongbu Insurance Co., Ltd.	South Korea	1.9%
Pacific Hospital Supply Co., Ltd.	Taiwan	1.8%
Xinyi Glass Holdings Co., Ltd.	China/Hong Kong	1.8%
Chroma ATE, Inc.	Taiwan	1.8%
GlaxoSmithKline Consumer Healthcare, Ltd.	India	1.8%
Comba Telecom Systems Holdings, Ltd.	China/Hong Kong	1.8%
Towngas China Co., Ltd.	China/Hong Kong	1.8%
Gujarat Pipavav Port, Ltd.	India	1.8%
Fook Woo Group Holdings, Ltd.	China/Hong Kong	1.7%
% OF ASSETS IN TOP TEN		19.3%

COUNTRY ALLOCATION (%)

China/Hong Kong	30.6
India	19.0
Taiwan	15.8
South Korea	13.2
Singapore	6.0
Malaysia	5.8
Indonesia	3.5
Thailand	3.5
Cash and Other Assets, Less Liabilities	2.6

SECTOR ALLOCATION (%)

Industrials	19.0
Consumer Discretionary	18.9
Information Technology	17.6
Financials	14.0
Materials	9.3
Health Care	9.3
Consumer Staples	7.5
Utilities	1.8
Cash and Other Assets, Less Liabilities	2.6

MARKET CAP EXPOSURE (%)7,8

Large Cap (over $5B)	2.2
Mid Cap ($1B–$5B)	51.7
Small Cap (under $1B)	43.5
Cash and Other Assets, Less Liabilities	2.6

6  Holdings may combine more than one security from same issuer and related depositary receipts.

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

8  The Fund defines Small Companies as companies with market capitalization generally between $100 million and $3 billion.

44 MATTHEWS ASIA FUNDS

Matthews Asia Small Companies Fund  March 31, 2011

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 97.4%

	Shares	Value
CHINA/HONG KONG: 30.6%
Xinyi Glass Holdings Co., Ltd.	7,646,000	$7,943,434
Comba Telecom Systems Holdings, Ltd.	6,735,010	7,877,859
Towngas China Co., Ltd.	14,802,000	7,702,494
Fook Woo Group Holdings, Ltd.[b]	22,222,000	7,591,736
KWG Property Holding, Ltd.	9,002,000	7,271,015
Vinda International Holdings, Ltd.	7,277,000	7,170,396
Hengdeli Holdings, Ltd.	13,304,000	7,011,379
Yip's Chemical Holdings, Ltd.	6,362,000	7,009,983
Singamas Container Holdings, Ltd.[b]	14,388,000	6,008,376
Xingda International Holdings, Ltd.	6,063,000	5,664,627
PCD Stores Group, Ltd.	20,344,900	5,563,285
Minth Group, Ltd.	3,288,000	5,506,834
Dalian Port PDA Co., Ltd. H Shares	13,262,000	5,304,357
Kingdee International Software Group Co., Ltd.	8,438,000	5,297,103
Trinity, Ltd.	5,316,000	4,937,821
Zhuzhou CSR Times Electric Co., Ltd. H Shares	1,286,000	4,884,516
AAC Acoustic Technologies Holdings, Inc.	1,748,000	4,705,310
Silver Base Group Holdings, Ltd.	5,602,000	4,285,287
Lee's Pharmaceutical Holdings, Ltd.	9,805,000	3,588,733
Ming Fai International Holdings, Ltd.	9,922,000	3,529,675
International Mining Machinery Holdings, Ltd.[b]	3,586,000	3,147,108
Wasion Group Holdings, Ltd.	5,652,000	3,038,322
China Kanghui Holdings, Inc. ADR[b]	171,600	3,004,716
Longtop Financial Technologies, Ltd. ADR[b]	80,322	2,523,717
TAL Education Group ADR[b]	210,289	2,298,459
Total China/Hong Kong		132,866,542
INDIA: 19.0%
GlaxoSmithKline Consumer Healthcare, Ltd.	156,874	7,901,391
Gujarat Pipavav Port, Ltd.[b]	5,348,673	7,682,083
Ipca Laboratories, Ltd.	1,106,851	7,460,913
CMC, Ltd.	126,007	5,881,457
Castrol India, Ltd.	564,887	5,591,868
Federal Bank, Ltd.	582,116	5,463,497
CRISIL, Ltd.	36,912	5,225,455
Exide Industries, Ltd.	1,529,862	4,921,150
Jyothy Laboratories, Ltd.	890,075	4,390,997
AIA Engineering, Ltd.	540,197	4,219,702
Usha Martin, Ltd.	3,228,624	4,133,971
Thermax, Ltd.	287,575	3,887,857
Page Industries, Ltd.	105,710	3,858,255
Bajaj Electricals, Ltd.	717,688	3,773,917
Emami, Ltd.	410,721	3,689,535
Sun TV Network, Ltd.	210,399	2,119,559
India Infoline, Ltd.	1,268,196	2,108,683
Total India		82,310,290
	Shares	Value
TAIWAN: 15.8%
St. Shine Optical Co., Ltd.	1,089,492	$13,411,868
Pacific Hospital Supply Co., Ltd.[b]	1,965,967	7,955,727
Chroma ATE, Inc.	2,450,078	7,915,169
TXC Corp.	3,831,799	7,114,625
Synnex Technology International Corp.	3,036,523	7,083,654
Wah Lee Industrial Corp.	3,553,000	7,007,770
Simplo Technology Co., Ltd.	1,075,100	6,727,030
Formosa International Hotels Corp.	362,470	6,175,419
Richtek Technology Corp.	755,550	5,228,586
Total Taiwan		68,619,848
SOUTH KOREA: 13.2%
Dongbu Insurance Co., Ltd.[b]	182,220	8,322,368
OCI Materials Co., Ltd.	58,681	7,178,987
Pyeong Hwa Automotive Co., Ltd.	390,988	6,843,493
Cheil Worldwide, Inc.	443,955	5,868,406
POSCO Chemtech Co., Ltd.	42,603	5,534,370
Korea Zinc Co., Ltd.	14,475	5,265,076
Modetour Network, Inc.	163,071	5,136,153
Kiwoom Securities Co., Ltd.[b]	91,576	4,958,854
KEPCO Plant Service & Engineering Co., Ltd.	132,587	4,677,621
Sung Kwang Bend Co., Ltd.	240,505	3,617,606
Total South Korea		57,402,934
SINGAPORE: 6.0%
SATS, Ltd.	3,098,000	6,168,965
CSE Global, Ltd.	6,045,000	6,042,602
Keppel Land, Ltd.	1,223,000	4,356,422
Amtek Engineering, Ltd.[b]	3,860,000	3,889,092
Ascendas India Trust	4,584,000	3,473,003
Armstrong Industrial Corp., Ltd.	7,008,000	2,223,879
Total Singapore		26,153,963
MALAYSIA: 5.8%
Dialog Group BHD	9,295,638	7,120,390
Alliance Financial Group BHD	6,771,700	7,087,508
KFC Holdings Malaysia BHD	4,755,560	5,731,009
KPJ Healthcare BHD	3,840,700	5,072,324
Total Malaysia		25,011,231
THAILAND: 3.5%
Dynasty Ceramic Public Co., Ltd.	3,845,800	6,770,999
Tisco Financial Group Public Co., Ltd.	4,451,400	5,739,944
Quality Houses Public Co., Ltd.	38,423,900	2,871,153
Total Thailand		15,382,096

matthewsasia.com | 800.789.ASIA 45

Matthews Asia Small Companies Fund  March 31, 2011

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
INDONESIA: 3.5%
PT Nippon Indosari Corpindo[b]	17,996,000	$5,838,496
PT Jasa Marga	13,780,500	5,380,844
PT Bank Tabungan Pensiunan Nasional[b]	13,875,000	3,983,635
Total Indonesia		15,202,975
TOTAL INVESTMENTS: 97.4%		422,949,879
(Cost $373,561,516c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 2.6%		11,198,555
NET ASSETS: 100.0%		$434,148,434

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $373,653,597 and net unrealized appreciation consists of:

Gross unrealized appreciation	$63,437,605
Gross unrealized depreciation	(14,141,323)
Net unrealized appreciation	$49,296,282

ADR  American Depositary Receipt

BHD  Berhad

See accompanying notes to schedules of investments.

46 MATTHEWS ASIA FUNDS

ASIA SPECIALTY STRATEGY

PORTFOLIO MANAGERS

J. Michael Oh

Lead Manager

Lydia So

Co-Manager

FUND FACTS

Investor Class
Ticker	MATFX
CUSIP	577130883
Inception	12/27/99
NAV	$9.97
Initial Investment	$2,500
Gross Expense Ratio[1]	1.26%

Portfolio Statistics

Total # of Positions	58
Net Assets	$182.7 million
Weighted Average Market Cap	$21.4 billion
Portfolio Turnover	61.61%[2]

Benchmark

MSCI/Matthews Asian Technology Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia that derive more than 50% of their revenues from the sale of products or services in science- and technology-related industries and services.

1  Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2010 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Science and Technology Fund

Portfolio Manager Commentary

For the quarter ending March 31, 2011, the Matthews Asia Science and Technology Fund returned 0.81%, outperforming its benchmark, the MSCI/Matthews Asia Technology Index, which was down –3.01%.

External events placed the most pressure on the performance of Asia's technology sector during the quarter. First, the unrest in the Middle East weakened investor sentiment, and then the devastating earthquake in Japan had a more direct impact on the sector by disrupting the global technology supply chain. The disruptions were most notable in the semiconductor industry as Japanese companies are the main suppliers of most wafers—the basic material for all semiconductor products. The production of integrated chips, a key component used in mobile devices such as smartphones and tablets, was also affected by the earthquake and subsequent power outages in Japan. The ongoing nature of Japan's nuclear crisis makes it difficult to estimate just how long the setbacks will continue and to what extent. However, Japan has successfully recovered from severe natural disasters in the past and we believe the nation can also overcome these difficulties.

Over the long term, we expect global technology makers that relied heavily on Japanese component suppliers may seek other vendors, mainly in Korea, Taiwan and China—benefiting the component makers in these markets. Korean technology companies, such as Samsung Electronics, have been fostering their own domestic supply chain in recent years and we expect this trend to accelerate.

Another notable trend in the Asian technology sector is the continued weakness of the PC industry. The PC industry had been a backbone of the global technology industry for years but, in recent quarters, the emergence of smartphones and tablets has caused the industry to slow. Sales of smartphones rose more than 70% in 2010 and the market is expected to grow by more than another 50% this year. Meanwhile, some PC industry analysts forecast only 4% growth for the PC market. As the market for such mobile devices grows, we expect this trend to continue and, as such, have been trimming the portfolio's PC exposure while increasing exposure to smartphones and tablets. This shift benefited Fund performance during the first quarter.

The Fund also saw strong performance among its new media holdings, mostly Chinese Internet companies. Online firms rallied during the first quarter on the back of strong user growth and increasing advertising revenue. While we are becoming a bit cautious on valuations, we maintain a strong conviction in the sector's long-term growth potential.

The top contributors to Fund performance during the quarter were Chinese Internet companies: Baidu and Sina. Baidu continued to gain market share in China's online search industry and its other services, such as social media and video-sharing, have also gained in popularity. Sina performed well due to strong user growth in Weibo, its micro-blogging service much like Twitter. As Twitter is not available in China, Weibo is among the most popular locally developed blogging services in the country.

Meanwhile, the Fund's worst-performing holding during the quarter was Japan's Canon, which suffered damage and complications at its plants following the earthquake. While we believe the negative impact could last a few quarters, the firm's long-term fundamentals remain intact.

Going forward, we expect that wage inflation and the need for productivity growth in Asia will spur growth in regional technology spending. We continue to place more emphasis on finding compelling new opportunities in Asia's health care (as it relates to medical equipment, supply and distribution firms), IT services and new media sectors.

matthewsasia.com | 800.789.ASIA 47

PERFORMANCE AS OF MARCH 31, 2011

			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Inception 12/27/99
Investor Class (MATFX)	0.81%	18.80%	6.76%	7.16%	9.46%	0.48%
MSCI / Matthews Asian Technology Index[3]	-3.01%	9.33%	2.25%	3.50%	3.63%	-4.47%[4]
Lipper Global Sciences and Technology Funds Category Average[5]	5.40%	21.48%	10.96%	6.93%	4.52%	-2.02%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 56 for index definition.

4  Calculated from 12/31/99.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Country	% of Net Assets
Baidu, Inc.	China/Hong Kong	7.8%
Samsung Electronics Co., Ltd.	South Korea	4.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	2.4%
Hon Hai Precision Industry Co., Ltd.	Taiwan	2.4%
Omron Corp.	Japan	2.4%
St. Shine Optical Co., Ltd.	Taiwan	2.4%
Canon, Inc.	Japan	2.2%
Infosys Technologies, Ltd.	India	2.1%
Cognizant Technology Solutions Corp., Class A	United States	2.1%
LG Chem, Ltd.	South Korea	2.1%
% OF ASSETS IN TOP TEN		30.7%

COUNTRY ALLOCATION (%)7

China/Hong Kong	30.2
Japan	22.0
South Korea	18.2
Taiwan	17.6
India	5.8
United States	2.1
Indonesia	1.4
Malaysia	1.0
Vietnam	0.5
Cash and Other Assets, Less Liabilities	1.2

SECTOR ALLOCATION (%)

Information Technology	69.7
Health Care	7.4
Industrials	7.0
Telecommunication Services	5.6
Consumer Discretionary	4.8
Materials	3.8
Financials	0.5
Cash and Other Assets, Less Liabilities	1.2

MARKET CAP EXPOSURE (%)8

Large Cap (over $5B)	54.8
Mid Cap ($1B–$5B)	28.1
Small Cap (under $1B)	15.9
Cash and Other Assets, Less Liabilities	1.2

6  Holdings may combine more than one security from same issuer and related depositary receipts.

7  The United States is not included in the MSCI/Matthews Asian Technology Index.

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

48 MATTHEWS ASIA FUNDS

Matthews Asia Science and Technology Fund  March 31, 2011

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 98.8%

	Shares	Value
CHINA/HONG KONG: 30.2%
Baidu, Inc. ADR[b]	104,000	$14,332,240
AAC Acoustic Technologies Holdings, Inc.	1,282,000	3,450,920
Kingdee International Software Group Co., Ltd.	5,380,000	3,377,390
China Mobile, Ltd. ADR	69,900	3,232,176
Spreadtrum Communications, Inc. ADR[b]	173,000	3,209,150
ZTE Corp. H Shares	678,120	3,147,104
Digital China Holdings, Ltd.	1,652,000	3,115,668
Sunny Optical Technology Group Co., Ltd.	8,893,000	2,905,799
Sinopharm Group Co., Ltd. H Shares	749,200	2,656,848
Ctrip.com International, Ltd. ADR[b]	63,426	2,631,545
Longtop Financial Technologies, Ltd. ADR[b]	79,650	2,502,603
Kingboard Laminates Holdings, Ltd.	2,968,500	2,476,279
EVA Precision Industrial Holdings, Ltd.	2,752,000	2,009,150
China Communications Services Corp., Ltd. H Shares	3,098,000	1,884,195
Mindray Medical International, Ltd. ADR[b]	65,400	1,648,080
Sina Corp.[b]	14,300	1,530,672
Tencent Holdings, Ltd.	23,900	582,037
China Kanghui Holdings, Inc. ADR[b]	23,700	414,987
Total China/Hong Kong		55,106,843
JAPAN: 22.0%
Omron Corp.	153,900	4,325,778
Canon, Inc.	91,800	3,995,143
Hamamatsu Photonics, K.K.	94,400	3,739,457
Toshiba Corp.	736,000	3,601,250
Nabtesco Corp.	142,100	3,573,854
Murata Manufacturing Co., Ltd.	49,100	3,535,814
Kakaku.com, Inc.	632	3,521,664
Ibiden Co., Ltd.	97,600	3,082,414
Keyence Corp.	11,300	2,892,246
SMC Corp.	17,400	2,863,741
Asahi Intecc Co., Ltd.	126,900	2,646,928
FANUC CORP.	16,400	2,482,279
Total Japan		40,260,568
SOUTH KOREA: 18.2%
Samsung Electronics Co., Ltd.	10,310	8,759,670
LG Chem, Ltd.	9,048	3,794,230
NHN Corp.[b]	20,609	3,597,815
LG Display Co., Ltd. ADR	207,900	3,270,267
Samsung Electro-Mechanics Co., Ltd.	30,395	3,255,766
OCI Materials Co., Ltd.	25,913	3,170,176
SK Telecom Co., Ltd. ADR	134,200	2,524,302
Uju Electronics Co., Ltd.	83,893	2,171,987
JVM Co., Ltd.[b]	57,042	1,742,018
Kiwoom Securities Co., Ltd.[b]	17,121	927,105
Total South Korea		33,213,336
	Shares	Value
TAIWAN: 17.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	1,844,933	$4,429,370
Hon Hai Precision Industry Co., Ltd.	1,263,893	4,426,946
St. Shine Optical Co., Ltd.	349,000	4,296,261
HTC Corp.	92,200	3,605,666
TXC Corp.	1,838,098	3,412,856
Synnex Technology International Corp.	1,352,447	3,155,012
Delta Electronics, Inc.	757,000	2,999,014
Simplo Technology Co., Ltd.	452,800	2,833,224
Richtek Technology Corp.	219,308	1,517,664
Chroma ATE, Inc.	452,000	1,460,221
Total Taiwan		32,136,234
INDIA: 5.8%
Infosys Technologies, Ltd.	53,880	3,916,162
Info Edge India, Ltd.	230,887	3,473,789
Exide Industries, Ltd.	698,480	2,246,820
Sun TV Network, Ltd.	96,145	968,565
Total India		10,605,336
UNITED STATES: 2.1%
Cognizant Technology Solutions Corp., Class Ab	47,000	3,825,800
Total United States		3,825,800
INDONESIA: 1.4%
PT Telekomunikasi Indonesia ADR	78,200	2,625,956
Total Indonesia		2,625,956
MALAYSIA: 1.0%
KPJ Healthcare BHD	1,392,300	1,838,778
Total Malaysia		1,838,778
VIETNAM: 0.5%
FPT Corp.	350,730	840,733
Total Vietnam		840,733
TOTAL INVESTMENTS: 98.8%		180,453,584
(Cost $137,794,067c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 1.2%		2,268,663
NET ASSETS: 100.0%		$182,722,247

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $138,138,432 and net unrealized appreciation consists of:

Gross unrealized appreciation	$48,713,338
Gross unrealized depreciation	(6,398,186)
Net unrealized appreciation	$42,315,152

ADR  American Depositary Receipt

BHD  Berhad

See accompanying notes to schedules of investments.

matthewsasia.com | 800.789.ASIA 49

Notes to Schedules of Investments (unaudited)

A.  SECURITY VALUATION: The Matthews Asia Funds' (each a "Fund" and collectively, the "Funds") equity securities are valued based on market quotations, or at fair value as determined in good faith by or under the direction of the Board of Trustees (the "Board") when no market quotations are available or when market quotations have become unreliable. Securities that trade in over-the-counter markets, including most debt securities (bonds), may be valued using indicative bid and ask quotations from bond dealers or market makers, or other available market information, or on their fair value as determined by or under the direction of the Board.

The books and records of the Funds are maintained in U.S. dollars. Transactions, portfolio securities, and assets and liabilities denominated in a foreign currency are translated and recorded in U.S. dollars at the prevailing exchange rate as of the close of trading on the New York Stock Exchange ("NYSE"). Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in foreign exchange rates from that which is due to changes in market prices of equity securities.

Market values for equity securities are determined based on quotations from the principal (or most advantageous) market on which the security is traded. Market quotations used by the Funds include last reported sale prices, or, if such prices are not reported or available, bid and asked prices. Securities are valued through valuations obtained from a commercial pricing service or by securities dealers in accordance with procedures established by the Board.

The Board has delegated the responsibility of making fair value determinations to the Funds' Valuation Committee (the "Valuation Committee") subject to the Funds' Pricing Policies. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV differ from any quoted or published prices for the same securities for that day. All fair value determinations are made subject to the Board's oversight. Events affecting the value of foreign investments occur between the time at which they are determined and the close of trading on the NYSE. If the Funds believe that such events render market quotations unreliable, and the impact of such events can be reasonably determined, the investments will be valued at their fair value. The fair value of a security held by the Funds may be determined using the services of third-party pricing services retained by the Funds or by the Valuation Committee, in either case subject to the Board's oversight.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the NAV of the Funds may be significantly affected on days when shareholders have no access to the Funds.

B.  FAIR VALUE MEASUREMENTS: In accordance with the guidance on fair value measurements and disclosures under generally accepted accounting principles ("GAAP"), the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). Various inputs are used in determining the fair value of investments, which are as follows:

Level 1: Quoted prices in active markets for identical securities.

Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

As of March 31, 2011, Level 3 Securities consist mostly of international bonds that trade in over-the-counter markets. As described in Note A, these securities are valued using indicative bid and ask quotations from bond dealers and market makers, or on their fair value as determined under the direction of the Board. Indicative quotations and other information used by the Funds may not always be directly observable in the marketplace due to the nature of these markets and the manner of execution. These inputs, the methodology used for valuing such securities, and the characterization of such securities as Level 3 Securities are not necessarily an indication of liquidity, or the risk associated with investing in these securities.

50 MATTHEWS ASIA FUNDS

Notes to Schedules of Investments (continued)

The summary of inputs used to determine the fair valuation of the Fund's investments as of March 31, 2011 is as follows:

	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews Asia Pacific Fund	Matthews Pacific Tiger Fund
Level 1: Quoted Prices
Common Equities:
Australia	$147,693,762	$230,578,830	$14,256,653	$—
China/Hong Kong	41,870,320	100,779,807	29,025,588	474,631,970
India	54,463,092	—	10,875,992	783,832,385
Indonesia	77,339,714	96,966,147	19,568,656	443,463,533
Japan	361,532,279	454,548,711	122,971,586	—
Malaysia	246,086,339	8,688,644	7,176,368	268,419,466
Philippines	44,457,820	34,979,346	—	92,531,462
Singapore	389,294,681	112,161,598	13,327,441	109,422,717
South Korea	197,050,366	187,912,787	7,309,700	953,299,000
Taiwan	234,287,264	235,794,343	19,849,095	458,658,614
Thailand	55,645,179	56,334,766	—	209,172,072
United Kingdom	102,581,249	65,671,574	—	—
Vietnam	66,562,379	—	3,657,336	28,235,661
Preferred Equities:
South Korea	102,814,658	—	6,690,130	—
Warrants:
India	13,075,605	—	—	—
Level 2: Other Significant Observable Inputs
Common Equities:
China/Hong Kong	684,741,191	442,449,276	54,849,322	1,112,458,062
Singapore	71,759,223	—	—	—
Thailand	173,289,347	125,423,063	7,938,866	169,211,585
United Kingdom	—	2,659,337	—	—
Level 3: Significant Unobservable Inputs
International Bonds	704,073,439	4,770,377	—	—
Total Market Value of Investments	$3,768,617,907	$2,159,718,606	$317,496,733	$5,103,336,527

matthewsasia.com | 800.789.ASIA 51

Notes to Schedules of Investments (continued)

	Matthews China Dividend Fund	Matthews China Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund
Level 1: Quoted Prices
Common Equities:
Consumer Discretionary	$573,207	$136,379,145	$120,304,303	$20,386,952	$40,874,922
Consumer Staples	1,309,020	—	90,430,825	6,949,010	11,801,934
Energy	1,698,487	—	28,835,653	1,765,905	4,152,485
Financials	4,012,808	55,093,176	290,669,483	14,921,948	34,238,948
Health Care	1,034,057	24,526,354	67,129,620	6,939,544	4,963,625
Industrials	—	—	195,029,482	21,700,736	13,721,026
Information Technology	3,797,005	93,270,521	121,087,179	17,319,926	36,981,034
Materials	1,254,825	—	85,217,135	6,032,592	18,915,075
Telecommunication Services	3,929,000	22,639,104	15,983,678	5,904,064	6,276,837
Utilities	—	—	51,966,329	—	—
Preferred Equities:
Consumer Discretionary	—	—	—	—	4,365,402
Financials	—	—	—	—	1,990,461
Level 2: Other Significant Observable Inputs
Common Equities:
Consumer Discretionary	6,578,508	509,895,033	—	—	—
Consumer Staples	703,434	327,386,465	—	—	—
Energy	625,999	228,283,523	—	—	—
Financials	4,314,394	463,653,007	—	—	—
Health Care	—	38,932,110	—	—	—
Industrials	3,950,979	360,871,644	—	738,830	—
Information Technology	1,798,852	312,292,732	—	—	—
Materials	1,046,760	—	—	—	—
Telecommunication Services	383,164	99,035,982	—	—	—
Utilities	4,600,264	149,513,106	—	—	—
Level 3: Significant Unobservable Inputs
International Bonds	—	—	70,678,625	—	—
Total Market Value of Investments	$41,610,763	$2,821,771,902	$1,137,332,312	$102,659,507	$178,281,749

	Matthews Asia Small Companies Fund	Matthews Asia Science and Technology Fund
Level 1: Quoted Prices
Common Equities:
China/Hong Kong	$7,826,892	$29,501,453
India	82,310,290	10,605,336
Indonesia	15,202,975	2,625,956
Japan	—	40,260,568
Malaysia	25,011,231	1,838,778
Singapore	26,153,963	—
South Korea	57,402,934	33,213,336
Taiwan	68,619,848	32,136,234
United States	—	3,825,800
Vietnam	—	840,733
Level 2: Other Significant Observable Inputs
Common Equities:
China/Hong Kong	125,039,650	25,605,390
Thailand	15,382,096	—
Total Market Value of Investments	$422,949,879	$180,453,584

52 MATTHEWS ASIA FUNDS

Notes to Schedules of Investments (continued)

Certain foreign securities may be fair valued by external pricing services when the Funds determine that events affecting the value of foreign securities that occur between the time at which they are determined and the close of trading on the NYSE render market quotations unreliable. Such fair valuations are categorized as Level 2 in the hierarchy. Foreign securities that are valued based on market quotations are categorized as Level 1 in the hierarchy. (See Note A Securities Valuation) At March 31, 2011, the Funds utilized third party pricing services to fair value certain markets which were different than markets which utilized third party pricing services at December 31, 2010. As a result, certain securities held by the Funds were transferred from Level 2 into Level 1 and certain securities held by the Funds were transferred from Level 2 into Level 1 with beginning of period values as follows:

	Transfer to Level 1 from Level 2	Transfer to Level 2 from Level 1
Matthews Asian Growth and Income Fund	$752,141,951	$233,582,688
Matthews Asia Dividend Fund	369,334,613	142,829,399
Matthews China Dividend Fund	23,781,882	—
Matthews Asia Pacific Fund	58,270,217	14,278,354
Matthews Pacific Tiger Fund	1,252,956,076	1,095,239,721
Matthews China Fund	2,610,426,873	—
Matthews Korea Fund	—	138,254,250
Matthews Asia Small Companies Fund	156,935,154	—
Matthews Asia Science and Technology Fund	24,511,092	21,526,224

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews India Fund
	International Bonds	International Bonds	International Bonds
Balance as of 12/31/10 (market value)	$890,985,739	$4,869,165	$109,826,875
Accrued discounts/premiums	4,620,598	884	431,704
Realized gain/(loss)	8,989,461	—	6,096
Change in unrealized appreciation/depreciation	(43,086,155)	(99,672)	(1,160,300)
Purchases	50,090,571	—	—
Sales	(207,526,775)	—	(38,425,750)
Transfers into Level 3*	—	—	—
Transfers out of Level 3*	—	—	—
Balance as of 3/31/11 (market value)	$704,073,439	$4,770,377	$70,678,625
Net change in unrealized appreciation/depreciation on Level 3 investments held as of 3/31/11	$(17,781,213)	$(99,672)	$(1,160,301)

*  The Fund's policy is to recognize transfers in and transfer out as of the beginning of the reporting period.

matthewsasia.com | 800.789.ASIA 53

Notes to Schedules of Investments (continued)

C.  HOLDINGS OF 5% VOTING SHARES OF PORTFOLIO COMPANIES: The Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting shares. During the period ended March 31, 2011, the Funds below held 5% or more of the outstanding voting shares of the noted portfolio companies. During this period, other Funds in the Trust may also have held voting shares of the issuers at levels below 5%.

Investments in affiliates:
A summary of transactions in securities of issuers affiliated with a Fund for the period ended March 31, 2011 is set forth below:

	Shares Held at Dec. 31, 2010	Shares Purchased	Shares Sold	Shares Held at March 31, 2011	Affiliated Value at March 31, 2011
MATTHEWS ASIAN GROWTH AND INCOME FUND
Name of Issuer:
Citic Telecom International Holdings, Ltd.	110,763,000	21,468,000	—	132,231,000	$42,103,127
CyberLink Corp.	5,990,128	—	—	5,990,128	18,394,184
GS Home Shopping, Inc.†	430,049	—	131,114	298,935	—
I-CABLE Communications, Ltd.	128,079,000	—	2,307,000	125,772,000	12,909,539
Inspur International, Ltd.	299,510,000	—	—	299,510,000	18,654,288
SinoCom Software Group, Ltd.	83,028,000	5,458,000	558,000	87,928,000	9,495,677
Vitasoy International Holdings, Ltd.	51,771,000	—	—	51,771,000	42,247,686
Total Affiliates					$143,804,501
MATTHEWS ASIA DIVIDEND FUND
Name of Issuer:
CapitaRetail China Trust, REIT	30,418,000	2,750,000	—	33,168,000	$32,891,710
EPS Co., Ltd.	12,504	372	—	12,876	30,138,942
Pigeon Corp.	1,069,300	199,000	—	1,268,300	39,704,895
Shinko Plantech Co., Ltd.	2,555,600	—	—	2,555,600	29,586,954
TXC Corp.	15,450,000	3,272,000	—	18,722,000	34,761,743
Woongjin Thinkbig Co., Ltd.	1,475,030	554,840	—	2,029,870	31,087,849
Total Affiliates					$198,172,093
MATTHEWS PACIFIC TIGER FUND
Name of Issuer:
Cheil Worldwide, Inc.	6,291,350	175,000	550,000	5,916,350	$78,205,091
Green Cross Corp.	610,295	35,302	—	645,597	79,746,929
MegaStudy Co., Ltd.	398,753	—	2,341	396,412	61,036,498
Yuhan Corp.	584,137	1	—	584,138	78,811,636
Total Affiliates					$297,800,154
MATTHEWS CHINA FUND
Name of Issuer:
Kingdee International Software Group Co., Ltd.†	120,330,000	—	19,796,000	100,534,000	$—
Lianhua Supermarket Holdings Co., Ltd. H Shares	16,796,000	—	995,000	15,801,000	62,801,347
Total Affiliates					$62,801,347

†  Issuer was not an affiliated company as of March 31, 2011.

The Funds entered into transactions with JP Morgan Chase Bank, N.A., including its subsidiaries and affiliates ("JP Morgan") acting as a broker-dealer in the purchase or sale of securities in market transactions. The aggregate value of such transactions with JP Morgan by the Funds in 2011 was $131,857. In addition, pursuant to an Administrative Fee Agreement dated July 1, 2009, the Funds received certain administrative services from JP Morgan (including transmission of purchase and redemption orders in accordance with the Funds' prospectus; maintenance of separate records for its clients; mailing of shareholder confirmations and periodic statements; processing dividend payments; and shareholder information and support). Pursuant to the agreement with JP Morgan, the Funds paid JP Morgan $318,464 for such services.

54 MATTHEWS ASIA FUNDS

Notes to Schedules of Investments (continued)

D.  TAX INFORMATION: Under current tax law, capital and currency losses realized after October 31 and prior to the Funds' fiscal year end may be deferred as occurring on the first day of the following fiscal year. Post-October losses at fiscal year end December 31, 2010 were as follows:

	Post October Capital Losses	Post October Currency Losses
Matthews Asia Dividend Fund	$—	$82,207
Matthews China Dividend Fund	—	2,322
Matthews Asia Pacific Fund	—	55,869
Matthews Pacific Tiger Fund	—	2,215,610
Matthews China Fund	1,423,251	14,746
Matthews India Fund	3,173,623	270,782
Matthews Korea Fund	—	5,878
Matthews Asia Small Companies Fund	—	47,112

For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2010, which expire in the year indicated, which are available to offset future capital gains, if any:

EXPIRING IN:	2016	2017	2018	Total
Matthews Asia Pacific Fund	$8,369,439	$58,248,975	$—	$66,618,414
Matthews Pacific Tiger Fund	—	100,409,052	—	100,409,052
Matthews India Fund	—	84,698,767	2,775,218	87,473,985
Matthews Japan Fund	30,079,024	44,032,426	—	74,111,450
Matthews Asia Science and Technology Fund	8,256,365	15,057,062	—	23,313,427

For additional information regarding the accounting policies of the Matthews Asia Funds, refer to the most recent financial statements in the N-CSR filing at www.sec.gov.

matthewsasia.com | 800.789.ASIA 55

Disclosures and Index Definitions

Disclosures

Fund Holdings: The Fund holdings shown in this report are as of March 31, 2011. Holdings are subject to change at any time, so holdings shown in this report may not reflect current Fund holdings. The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is filed with the SEC within 60 days of the end of the quarter to which it relates, and is available on the SEC's website at www.sec.gov. It may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Complete schedules of investment are also available without charge, upon request, from the Funds by calling us at 800.789.ASIA (2472).

Proxy Voting Record: The Funds' Statement of Additional Information containing a description of the policies and procedures that the Funds have used to vote proxies relating to portfolio securities, along with each Fund's proxy voting record relating to portfolio securities held during the 12-month period ended June 30, 2010, is available upon request, at no charge, at the Funds' website at matthewsasia.com or by calling 1.800.789.ASIA (2742), or on the SEC's website at www.sec.gov.

Shareholder Reports and Prospectuses: To reduce the Funds' expenses, we try to identify related shareholders in a household and send only one copy of the Funds' prospectus and financial reports to that address. This process, called "householding," will continue indefinitely unless you instruct us otherwise. At any time you may view the Funds' current prospectus, summary prospectus and financial reports on our website. If you prefer to receive individual copies of the Funds' prospectus, summary prospectus or financial reports, please call us at 1.800.789.ASIA (2742).

Redemption Fee Policy: The Funds assess a redemption fee of 2.00% on the total redemption proceeds on most sales or exchanges of shares that take place within 90 calendar days after their purchase as part of the Funds' efforts to discourage market timing activity. This fee is payable directly to the Funds. For purposes of determining whether the redemption fee applies, the shares that have been held longest will be redeemed first. The Funds may grant exemptions from the redemption fee in certain circumstances. For more information on this policy, please see the Funds' prospectus.

Index Definitions

The MSCI All Country Asia ex Japan Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI All Country Asia Pacific Index is a free float– adjusted market capitalization–weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI China Index is a free float–adjusted market capitalization–weighted index of Chinese equities that includes China-affiliated corporations and H shares listed on the Hong Kong Exchange, and B shares listed on the Shanghai and Shenzhen exchanges.

The Bombay Stock Exchange (BSE) 100 Index is a free float–adjusted market capitalization–weighted index of the 100 stocks listed on the Bombay Stock Exchange.

The MSCI Japan Index is a free float–adjusted market capitalization–weighted index of Japanese equities listed in Japan.

The Tokyo Stock Price Index (TOPIX) is a market capitalization–weighted index of all companies listed on the First Section of the Tokyo Stock Exchange.

The Korea Composite Stock Price Index (KOSPI) is a market capitalization–weighted index of all common stocks listed on the Korea Stock Exchange.

The MSCI All Country Asia ex Japan Small Cap Index is a free float–adjusted market capitalization–weighted small cap index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI/Matthews Asian Technology Index is a free float–adjusted market capitalization–weighted index of Asian equities tracking a broad range of technology stocks including semiconductor equipment and products, communications equipment, computers and peripherals, electronic equipment and instruments, office electronics, software, IT consulting and services, Internet software and services, diversified telecommunications services, and wireless telecommunications services.

56 MATTHEWS ASIA FUNDS

Matthews Asia Funds

BOARD OF TRUSTEES

Independent Trustees:

Geoffrey H. Bobroff, Chairman

Richard K. Lyons

Rhoda Rossman

Toshi Shibano

Jonathan Zeschin

Interested Trustee:1

G. Paul Matthews

OFFICERS

William J. Hackett

Robert J. Horrocks, PhD

Shai A. Malka

John P. McGowan

Timothy B. Parker

Manoj K. Pombra

INVESTMENT ADVISOR

Matthews International Capital Management, LLC

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

800.789.ASIA (2742)

ACCOUNT SERVICES

Matthews Asia Funds

P.O. Box 9791

Providence, RI 02940

800.789.ASIA (2742)

CUSTODIAN

Brown Brothers Harriman & Co.

50 Milk Street

Boston, MA 02109

1As defined under the Investment Company Act of 1940, as amended.

matthewsasia.com | 800.789.ASIA

P.O. Box 9791  |  Providence, RI 02940  |  matthewsasia.com  |  800.789.ASIA (2742)

©2011 Matthews Asia Funds  QR-0311-268M